UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03445

The Merger Fund
  (Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
 (Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2018

Date of reporting period:  December 31, 2018

Item 1. Reports to Stockholders.

December 31, 2018

Annual Report

THE MERGER FUND

WCM ALTERNATIVES:
EVENT-DRIVEN FUND

WCM ALTERNATIVES:
CREDIT EVENT FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available free of charge on a website, and if you have not previously elected electronic delivery of your shareholder reports, you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund (or your financial intermediary) electronically by calling 1-800-343-8959 (or by contacting your financial intermediary). You may elect to receive all future reports in paper free of charge. You can inform the Fund (or your financial intermediary) that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-343-8959 (or by contacting your financial intermediary). Your election to receive reports in paper will apply to all funds held with Westchester Capital Funds if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

STANDARDIZED	Mutual Fund Assets:
PERFORMANCE SUMMARY	Merger Arbitrage[1]	$3.0 billion
As of December 31, 2018	Opportunistic Credit	$3.8 million
	Multi-Event[2]	$381.3 million

		Average Annual Total Return (%)
Merger Arbitrage	QTD	YTD	1 YR	5 YR	10 YR	Life
The Merger Fund
(Institutional)	1.98	7.98	7.98	2.91	n/a	3.10
The Merger Fund
(Investor)	1.92	7.68	7.68	2.62	3.38	6.10

Insurance
Dedicated Funds[5]
The Merger Fund VL	1.73	7.09	7.09	2.48	3.64	4.70

Opportunistic Credit[5]
Credit Event Fund
(Institutional)	-3.12	-2.93	-2.93	n/a	n/a	-2.92
Credit Event Fund
(Investor)	-3.23	-3.23	-3.23	n/a	n/a	-3.22

Multi Event[5]
Event-Driven Fund
(Institutional)	-0.41	5.27	5.27	n/a	n/a	2.89
Event-Driven Fund
(Investor)	-0.44	4.95	4.95	n/a	n/a	4.92

	Annual Operating Expense Ratio (%)[3]
			Net Expenses
	Gross	Net	excluding
	Expense	Expense	Investment-	Performance
Merger Arbitrage	Ratio	Ratio[3]	Related Expenses[4,5]	Inception	Ticker
The Merger Fund
(Institutional)	1.60%	1.59%	1.17%	08/01/2013	MERIX
The Merger Fund
(Investor)	1.92%	1.91%	1.49%	01/31/1989	MERFX

Insurance
Dedicated Funds[5]
The Merger Fund VL	2.57%	1.84%	1.40%	05/26/2004	MERVX

Opportunistic Credit[5]
Credit Event Fund
(Institutional)	2.30%	1.88%	1.64%	12/29/2017	WCFIX
Credit Event Fund
(Investor)	2.55%	2.13%	1.89%	12/29/2017	WCFRX

Multi Event[5]
Event-Driven Fund
(Institutional)	2.32%	2.32%	1.74%	01/02/2014	WCEIX
Event-Driven Fund
(Investor)	2.57%	2.57%	1.99%	03/22/2017	WCERX

QTD and YTD performance is not annualized. Performance data quoted represent past performance; past performance does not guarantee future results. The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Funds’ prior investment advisor. Messrs. Behren and Shannon, the Funds’ current portfolio managers, have served as co-portfolio managers of the Funds since 2007. Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.westchestercapitalfunds.com.

1Includes USD 147 million in a sub-advised fund. 2Includes USD 237 million in sub-advised funds. 3Net expense ratios are as of a fund’s most recent prospectus and were applicable to investors. 4Investment related expenses include expenses related to short sales and interest on any borrowing and acquired fund fees and expenses. 5The Adviser has contractually agreed to waive a portion of its investment advisory fee through April 30, 2019 for The Merger Fund® and WCM Alternatives: Event-Driven Fund, and through December 31, 2019 for The Merger Fund VL. The Adviser has contractually agreed to waive a portion of its investment advisory fee and to reimburse other ordinary operating expenses through April 30, 2019 for the WCM Alternatives: Credit Event Fund.

Trailing Returns
As of Date: 12/31/2018
	QTD	YTD	1 Year	5 Years	10 Years
US Fund Market Neutral	-0.45%	-0.63%	-0.63%	0.82%	0.33%
US Fund Multialternative	-4.51%	-4.61%	-4.61%	0.08%	2.40%
US Fund Long-Short Credit	-2.74%	-2.16%	-2.16%	0.86%	5.13%
Wilshire Liq Alt Event Driven	-1.65%	0.27%	0.27%	0.26%	2.73%
S&P 500	-13.52%	-4.39%	-4.39%	8.50%	13.12%
BBgBarc US Agg Bond	1.64%	0.01%	0.01%	2.52%	3.48%
BofAML US 3M Trsy Bill	0.56%	1.88%	1.88%	0.63%	0.38%

Fellow Shareholders,

The Merger Fund® advanced by 1.98% (MERIX) and 1.92% (MERFX) during the 4th quarter, posting a 7.98% and 7.68% YTD return, respectively.  The Merger Fund VL, our insurance dedicated vehicle, was up 1.73% for the quarter and 7.09% year-to-date. The WCM Alternatives: Event-Driven Fund (WCEIX) Institutional and (WCERX) Investor share classes, ended the year on a positive note as well, up 5.27% and 4.95%, respectively. 2018 performance was at the high end of our targeted returns and we significantly outperformed most comparable vehicles.

2018: Few Places to Hide

The fourth quarter’s market swoon pulled down a variety of strategies’ performance, including some of those thought to be market-neutral.  A confluence of events boosted volatility and dragged down major markets, to finish their worst year since 2008. For the year, the Dow Jones Industrial Average was down 5.6%, the S&P 500 off 4.4% and the NASDAQ down 3.9%.  Our relative and absolute performance in this environment illustrates the use case for uncorrelated and volatility-dampening products such as those that we manage.1

As William Watts wrote in Marketwatch in January, almost every asset class suffered declines for the year leaving investors “nowhere to hide.” Quoting a note from Sam Stovall, Chief Investment Strategist at CFRA, Watts added: “No matter the investment, investors likely experienced declines in annual returns. Indeed, even though U.S. REITs and the dollar recorded total returns in excess of 4.5%, declines were seen in bonds, gold, oil, preferred stocks and U.S. equities, along with developed international and emerging market indices.”2

__________

[1]	U.S. Indexes Close with worst yearly losses since 2008, The Wall Street Journal, 1/1/19
[2]	Here’s how ugly 2018 was for stocks and other assets, Marketwatch, 1/1/19

Of note, bond funds struggled, influenced by rising rates and credit quality concerns. The Bloomberg Barclays Aggregate Bond Index finished in negative territory and the average intermediate-term bond fund, a popular retail product, also lost 0.5 percent. According to the Seattle Times, funds that focus on corporate debt fared even worse as worries rose that a possible recession could lead to defaults and downgrades. The average corporate bond fund lost 2.5 percent, and the average high-yield bond fund dropped 2.6 percent in 2018.

Merger Arbitrage

The year 2018 was exceptional for mergers and acquisitions, characterized by large successful transactions in many industrial sectors, as companies aimed to create both cost-savings and earnings growth through transactions. Seeking to expand the top line, bottom line and also product lines, the buy vs. build decision was decided in favor of corporate acquisitions. This pursuit of scale drove a surge in deal activity – mostly via strategic transactions within the same industries, including telecommunications, energy, consumer goods and services, and healthcare. Transactions larger than USD10 billion rose by 120% to reach the second highest figure in the last 15 years, while the number of deals above USD5 billion were at decade-long highs.

As noted, The Merger Fund® advanced by 1.92% (MERFX) and 1.98% (MERIX) during the 4th quarter, its 94th gain in the 120 quarters since its inception 30 years ago, posting 7.68% and 7.98% YTD returns, respectively. The Merger Fund VL, our insurance dedicated vehicle, was up 1.73% for the quarter and 7.09% year-to-date. As is typical, the volatility of our returns was a fraction of that of the broad market, with the S&P 500’s 3-year standard deviation at 15.65% versus The Merger Fund’s roughly 2.90%.  Speaking of 3 year track records, we are pleased to point out that The Merger Fund® Institutional share class (MERIX) was awarded a five-star Morningstar rating as of January 2019 for its most recent 3 year performance.

The biggest contributor to performance, Twenty-First Century Fox/Walt Disney Co., added 0.46% to the portfolio. We expect this deal to close by the end of next month. Our biggest detractor, DowDuPont Inc., which is in the process of splitting into 3 separately traded public entities, cost the fund 0.15% after the company lowered its earnings guidance in concert with weakness in the materials sector. The transaction appears to provide an attractive risk/reward profile, and we will keep you posted as the situation plays out further. Winners outnumbered the losers by more than 2 to 1 during the period, and no single position contributed to performance by more than 50 basis points.  We added 32 new positions, ending with 89 positions in a broad variety of industries, and were 75%

invested as a number of deals closed at or near year end.  Despite the relatively large temporary cash position, The Merger Fund® is off to a good start to 2019, ahead by 0.67% and 0.74% for the Investor and Institutional share class, respectively, through the end of January.

NOTABLE WINNERS		NOTABLE LOSERS
Deal	Attribution	Deal	Attribution
Twenty-First Century	0.46%	DowDupont Inc.	-0.15%
Fox/Walt Disney
Dell Technologies	0.35%	Newfield Exploration	-0.08%
Inc./VMware Inc.		Co./Encana Corp.
Macro Portfolio Hedge	0.33%	Huntsman Corporation	-0.08%
Shire PLC/Takeda	0.26%	Time Warner Inc./	-0.08%
Pharmaceutical		AT&T Inc.
Aetna Inc./CVS	0.25%	NXP Semiconductors	-0.07%
Health Corporation		NV
Rockwell Collins/	0.18%	Altaba Inc./Alibaba	-0.05%
United Technologies		Group Holding Ltd.

Event-Driven

Strategy	Allocations
Arbitrage	61.48%
Special Situations	10.48%
Credit-Catalyst	12.87%
Corporate Restructuring	15.17%
Total	100.00%

Strategy allocations result from our bottom-up process; our investment decisions are based on each opportunity’s unique characteristics. Every investment is based on public information rather than speculation, has a defined timeline and calculable expected return.  The strategy is designed to “go where the events are.”  We do not weight the portfolio according to pre-determined allocations to macro-factors such as strategy, sector or geography.

The WCM Alternatives: Event-Driven Fund lost 0.41% and 0.44% in the Institutional (WCEIX) and Investor (WCERX) share classes respectively, during the quarter, reaching 5.27% and 4.95% returns for the year.  Although lower than The Merger Fund®, it’s performance still comfortably beat most of its peers, as the event-driven space tends to have a larger market correlation than pure merger arbitrage vehicles.  In fact, our event-driven fund has a sufficient long-term track record for Morningstar to include it in its overall category rankings, and we are proud to say that we have just been awarded the maximum 5 stars overall as of January 2019!  During the quarter, we were invested in 135 events; 69 positions posted gains versus 66 with negative marks-to-market and 16 events were completed. Additionally, we entered 22 new positions and the fund was fully invested at quarter-end due to its broad investment mandate.

Many of the top performers and detractors for WCEIX included transactions invested in by The Merger Fund due to several attractive merger arbitrage opportunities; however, there were 28 non-merger arbitrage investments which added value during the quarter.

The largest contributor was Dell Technologies tracking stock, which gained as a result of Michael Dell increasing his offer to buy in the shares in order to merge them and their embedded holdings of VMware stock with the “parent company” (+0.49%). The largest detractor was Tenneco Inc. (-0.46%), which completed the acquisition of Federal-Mogul for a total consideration of $5.4 billion in October, and intends to separate the combined businesses into two independent, publicly traded companies through a tax-free spin-off to shareholders sometime in late 2019. Although we had some company-specific option hedges in place, we retained a partial delta to the underlying stock, and the position declined along with market and auto sector weakness.

SPACs (Special Purpose Acquisition Company) continue to provide attractive opportunities to deploy our cash balances in relatively low return but extremely low risk investments, which also offer potential upside optionality from the rights or warrants that accompany the purchase of IPO units.

Credit Event

The WCM Alternatives: Credit Event Fund was fully invested at quarter-end. The Institutional and Investor share classes lost 3.12% and 3.23% during the quarter, ending the year down 2.93% and 3.23% respectively.  Seasonal factors and distortions stemming from the significant stock market correction and Federal Reserve policy confusion were the primary causes of the fund’s draw down. The good news is that we deployed a significant amount of capital in December and the fund bounced strongly in January, gaining 3.56%, recouping more than the negative marks-to-market from the fourth quarter.

There was no single biggest contributor to performance. SPAC investments generated a 30 basis points positive contribution. The largest single name detractor of performance was Colony Capital preferred stock that cost the fund 38 bps.

Thematically speaking, the biggest Q4 detractor was the group of closed end fund3 investments which as a whole lost 143 bps.  We acquired a diversified basket of closed end funds that invest in leveraged loans.  The investment thesis was that a) such corporate borrowings would perform well in a rising-rate environment due to the floating rate nature of the instruments; and b) what made them more attractive was that we could buy these loans at a discount of 7-12% through certain closed end funds.  The discounts at which we purchased the closed end funds were abnormally wide by several standard deviations, exacerbated by year-end tax-related selling.

Unfortunately, throughout the second half of 2018, and especially in late November and December, the closed end funds declined in price because: a) discounts to net asset value (NAV) widened even more, to the mid-to-high teens, and b) the price of the loans themselves declined.  The leveraged loan index as whole declined around 5 points as the fixed income market “dislocated” towards the end of the year.

Thus far, our belief that the dislocation was temporary has been partly vindicated.  In January, the leveraged loan index recovered by several points.  Additionally, closed end fund discounts to NAV have also narrowed back to the low teens and we have continued receiving dividend payments while awaiting such reversion.  Overall, we remain constructive on our credit portfolio, and we believe we are positioned to generate an attractive risk-adjusted return by maintaining a short duration and low credit risk while retaining upside to certain opportunistic events and price reversions.

Outlook

We have yet to see signs of a downturn in transaction activity, and opportunities remain plentiful in the event space.  We are monitoring many types of events such as product litigation, GSE (government sponsored entities such as Fannie Mae [FNMA] and Freddie Mac [FHLMC]) reform, and corporate restructurings such as spin-offs, subsidiary buy-ins, significant asset sales and late-stage bankruptcy emergences.  Although there may be reason to be directionally nervous, due to political and regulatory uncertainty and possible early indicators of an economic
__________

[3]
A closed end fund is a fund that is raises “permanent capital” within a fund structure (by managers such as Pimco, Nuveen, etc.) to invest using a particular strategy.  Investors in a closed end fund, unlike in an open end fund, do not purchase or redeem shares directly from the fund.  Instead, once a fixed amount of money has been raised, the shares trade in public markets similar to that of a normal individual stock.  The end-of-day net asset value (NAV) of a typical mutual fund, called an “open end fund” will be the price that an investor transacts at.  A key difference with a closed end fund, is that the price per share of a closed end fund may, and often does, trade at a discount or a premium to the NAV. Closed end funds have different investment strategies and may employ equities, preferred securities, leveraged loans or other fixed income securities, or a combination of the above.

downturn, we try to insulate our investments from directional exposure and market or interest rate correlation.  Our investments, both in merger arbitrage as well as the broader equity and credit event space, are primarily predicated opportunistically on the successful completion of announced catalysts rather than speculative valuation movements.  Nonetheless, we believe the key drivers of many deals in 2018 –record access to investment capital, strong cash-rich and under-levered corporate balance, and persistently low borrowing costs along with ready access to financing – continue to provide significant support for transaction activity in the year ahead.

OUR COMPANY

WCM manages a total of six SEC-registered mutual funds. Our other vehicles span the spectrum from lower-return, lower-volatility expectations to additional volatility with potentially higher return expectations:

Account	Vehicle	Strategy	Inception
The Merger Fund®	SEC ‘40-Act Fund	Merger Arbitrage	1989
Investor Share
Class (MERFX)			1989
Institutional Share
Class (MERIX)			2013
The Merger
Fund VL (MERVX)	Variable Insurance Trust	Merger Arbitrage	2004
WCM Alternatives:
Credit Event
Fund New	SEC ‘40-Act Fund	Opportunistic Credit	2017
Investor Share
Class (WCFRX)			2017
Institutional Share
Class (WCFIX)			2017
WCM Alternatives:
Event-Driven Fund	SEC ‘40-Act Fund	Event-Driven	2014
Investor Share
Class (WCERX)			2017
Institutional Share
Class (WCEIX)			2014
JNL/Westchester
Capital Event	Sub-advised
Driven Fund	SEC ‘40-Act Fund	Event-Driven	2015
Westchester Merger
Arbitrage Strategy
of the JNL
Multi-Manager	Sub-advised
Alternative Fund	SEC ‘40-Act Fund	Merger Arbitrage	2016

As usual, quarterly statistical summaries for all of our vehicles are provided within two weeks of the end of the quarter- typically one month prior to the release of the quarterly letter. They are available electronically on our website, and we would be happy to provide a scheduled email as soon as the data becomes available. For convenience, investors can arrange for e-alerts of important Fund communications. Through our website at www.westchestercapitalfunds.com, you can check direct account balances, make purchases and sales, and sign up for notification of trade confirmations, statements, and shareholder communications via e-mail.

Please contact us with any questions or comments.  We are always available and we enjoy speaking with our investors.

Roy Behren	Mike Shannon

IMPORTANT DISCLOSURES

Before investing in The Merger Fund®, WCM Alternatives: Event-Driven Fund, and/or WCM Alternatives: Credit Event Fund, carefully consider the investment objectives, risks, charges, and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959.  Please read the prospectus carefully before investing.  The Merger Fund VL is available through variable products offered by third-party insurance companies. For a prospectus containing information for any variable annuity or variable life product that invests in The Merger Fund VL, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing. Shares of JNL/Westchester Capital Event Driven Fund are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the fund are not offered directly to the public. For a prospectus containing information for any variable annuity or variable life product that invests in the Fund, contact your financial advisor or the offering insurance company for a contract prospectus and prospectus for the underlying funds.  Please read it carefully before investing. Variable annuities are long-term, tax-deferred investments designed for retirement, involve investment risks and may lose value. Earnings are taxable as ordinary income when distributed and may be subject to a 10% federal tax penalty if withdrawn before age 59½. Optional benefit costs are added to the ongoing fees and expenses of the variable annuity.

Variable annuities (VA650, VA660) are issued by Jackson National Life Insurance Company® (Home Office: Lansing, Michigan) and in New York (VA650NY, VA660NY) by Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Variable annuities are distributed by Jackson National Life Distributors LLC, member FINRA. May not be available in all states and state variations may apply. These products have limitations and restrictions, including withdrawal charges, recapture charges and excess interest adjustments (interest rate adjustments in New York) where applicable. Jackson® issues other annuities with similar features, benefits, limitations, and charges. Contact Jackson for more information. Jackson is the marketing name for Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund® as of December 31, 2018 were: Altaba Inc. (10.39%), Twenty-First Century Fox, Inc. Cl. B (7.14%), Red Hat, Inc. (5.74%), Shire PLC (4.38%), ARRIS International plc (2.85%), Aspen Insurance Holdings Limited (2.56%), Dominion Energy Midstream Partners, LP (2.53%), Columbia Pipeline Group, Inc. (2.16%), Valero Energy Partners LP (1.99%), Esterline Technologies Corporation (1.98%).  The Ten Largest Positions as a Percent of Net Assets for The Merger Fund VL as of December 31, 2018 were:  Altaba Inc. (9.13%), Twenty-First Century Fox, Inc. Cl. B (6.91%), Red Hat, Inc. (5.42%), Randgold Resources Limited (4.14%), Shire PLC (3.92%), ARRIS International plc (2.64%), Aspen Insurance Holdings Limited (2.41%), Dominion Energy Midstream Partners, LP (2.38%), Valero Energy Partners LP (1.85%), Esterline Technologies Corporation (1.85%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Event-Driven Fund as of December 31, 2018 were: Altaba Inc. (9.92%), Twenty-First Century Fox, Inc. Cl. B (8.66%), Red Hat, Inc. (5.93%), Shire PLC (5.10%), ARRIS International plc (3.14%), Aspen Insurance Holdings Limited (2.90%), Dominion Energy Midstream Partners, LP (2.81%), Nielsen Finance LLC (2.66%), Esterline Technologies Corporation (2.49%), United Technologies Corporation (2.15%).  The Ten Largest Positions as a Percent of Net Assets for WCM Alternatives: Credit Event Fund as of December 31, 2018 were: CM Seven Star Acquisition Corp. (6.30%), Univar USA Inc. (6.08%), Spectrum Brands Holdings, Inc. (5.98%), Ardagh Packaging Finance PLC (5.96%), Momentive Performance (5.23%), Alberton Acquisition Corporation (5.18%), EIG INVESTORS CORP (5.17%), Nielsen Finance LLC (5.15%), DJO FIN LLC/DJO FIN CORP (4.97%), Tribune Media (4.96%).

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Merger-arbitrage and event-driven investing involve the risk that the adviser’s evaluation of the outcome of a proposed event, whether it be a merger, reorganization, regulatory issue or other events, will prove incorrect and that the Funds’ return on the investment will be negative. Investments in foreign companies may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States. The frequency of the Fund’s transactions will vary from year to year, though merger arbitrage portfolios typically have higher turnover rates than portfolios of typical long-only funds. Increased portfolio turnover may result in higher brokerage commissions, dealer mark‐ups, and other transaction costs. The higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance. The Funds’ may enter into short sale transactions for, among other reasons, purposes of protecting against a decline in the market value of the acquiring company’s shares prior to the acquisition completion. If the price of a security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss. The amount of a potential loss on an uncovered short sale transaction is theoretically unlimited. Debt securities may fluctuate in value due to, among other things, changes in interest rates, general economic conditions, industry fundamentals, market sentiment and the financial condition of the issuer, including the issuer’s credit rating or financial performance. Derivatives may create leverage which will amplify the effect of the performance of those instruments on the Funds’ and may produce significant losses. The Funds’ hedging strategy will be subject to the Funds’ investment adviser’s ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged.  Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher-rated securities.  The WCM Alternatives: Credit Event Fund is non-diversified and therefore has a greater potential to realize losses upon the occurrence of adverse events affecting an issuer in its portfolio.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Funds’ nor any of their representatives may give legal or tax advice.

The views expressed are as of January 31, 2019 and are a general guide to the views of Westchester Capital Management, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  Distributions are not guaranteed. This document does not replace portfolio and fund-specific materials.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity, and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receives 1 star.  The Overall Morningstar Rating™ for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating™ metrics.

The weights are 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns and 50% 10-year rating/30%

five-year rating/20% three-year rating for 120 or more months of total returns.  While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.  As of December 31, 2018, The Merger Fund® was rated against the following numbers of U.S.-domiciled Market Neutral funds over the following time periods: 122 funds in the last three years, 98 funds in the last five years, and 31 funds in the last ten years.  With respect to these Market Neutral funds, The Merger Fund® – Investor share class (MERFX) received a Morningstar Rating of 4 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively. The Merger Fund® – Institutional share class (MERIX) received a Morningstar rating of 5 stars, 4 stars and 4 stars for the three-, five- and ten-year periods, respectively. Ten-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 8/1/2013 inception date of MERIX and reflect the historical performance of MERFX, (inception date 1/31/1989), adjusted to reflect the fees and expenses of the Institutional shares.  As of December 31, 2018, WCM Alternatives: Event-Driven Fund was rated against the following numbers of U.S.-domiciled Multi Alternative funds over the following time periods: 290 funds in the last three years. With respect to these Multi Alternative funds, WCM Alternatives: Event-Driven Fund – Institutional share class (WCEIX) received a Morningstar Rating of 4 stars for the three-year period. WCM Alternatives: Event-Driven Fund – Investor share class (WCERX) received a Morningstar Rating of 4 stars for the three-year period.  As of January 31, 2019, WCM Alternatives: Event-Driven Fund was rated against the following numbers of U.S.-domiciled Multi Alternative funds over the following time periods: 278 funds in the last three years and 177 funds in the last five years. With respect to these Multi Alternative funds, WCM Alternatives: Event-Driven Fund – Institutional share class (WCEIX) received a Morningstar Rating of 4 stars for the three-year period and 5 stars for the five-year period.  3-year and 5-year ratings are Extended Performance Ratings computed by Morningstar using historical adjusted returns prior to the 3/22/2017 inception date of WCERX and reflect the historical performance of WCEIX, (inception date 1/2/2014), adjusted to reflect the fees and expenses of the Investor shares. © 2018 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. An absolute return fund may not achieve its goals and may underperform during periods of strong positive market performance.

Definitions:  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general; The Bloomberg Barclays Aggregate Bond Index is an intermediate-term index comprised of investment grade bonds. The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P are Ba1/BB+/BB+ or below. The Morningstar Category:  US Fund Market Neutral is comprised of a universe of funds with similar investment objectives. The Morningstar Category: The US Fund MultiAlternative encompasses funds that have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.  The ICE BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Indices are unavailable for direct investment. The Dow Jones Industrial Average, or simply the Dow, is a stock market index that shows how 30 large, publicly owned companies based in the United States have traded during a standard trading session in the stock market. Nasdaq is a global electronic marketplace for buying and selling securities, as well as the benchmark index for U.S. technology stocks. Indices are unavailable for direct investment. The Wilshire Liquid Alternative Event Driven IndexSM measures the performance of the event-driven strategy component of The Wilshire

Liquid Alternative IndexSM. Event-driven strategies predominantly invest in companies involved in corporate transactions such as mergers, restructuring, distressed, buy-backs, or other capital structure changes. The Wilshire Liquid Alternative Event Driven Index (WLIQAED) is designed to provide a broad measure of the liquid alternative event-driven market.  HFRX Event Driven Index is comprised of investment Managers who maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. DOJ or The United States Department of Justice Antitrust Division is a law enforcement agency responsible for enforcing the antitrust laws of the United States. Standard Deviation is the degree to which returns vary relative to the average return: The higher the standard deviation, the greater the variability of the investment. Beta is a measure of the fund’s sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; Correlation is calculated using R-Squared; which is a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index; A special purpose acquisition company (SPAC) is a corporation formed by private individuals to facilitate investment through an initial public offering (IPO). The proceeds are used to buy one or more existing companies. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time frame. This is the opposite of a call option, which gives the holder the right to buy an underlying security at a specified price before the option expires. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights of the annual report, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The Merger Fund®, WCM Alternatives: Event-Driven Fund and WCM Alternatives: Credit Event Fund are distributed by Compass Distributors, LLC.  The Merger VL is available through variable products offered by third-party insurance companies and is not affiliated with Compass Distributors, LLC.

DEAL COMPOSITION

The Merger Fund (Unaudited)

Type of Buyer		Deal Terms*
Strategic	93.7%	Cash	53.9%
Financial	6.3%	Stock and Stub(1)	26.3%
		Stock with Fixed Exchange Ratio	10.0%
By Deal Type		Cash & Stock	9.7%
Friendly	100.0%	Stock with Flexible
Hostile	—%	Exchange Ratio (Collar)	0.1%
		Undetermined(2)	—%

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2018.
(1)	“Stub” includes assets other than cash and stock (e.g., escrow notes).
(2)
The compensation is undetermined because the compensation to be received (e.g., stock, cash, escrow notes, other) will be determined at a later date, potentially at the option of the Fund’s investment adviser.

PORTFOLIO COMPOSITION*

The Merger Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stock, closed-end funds, preferred stocks, contingent value rights, rights, warrants, bank loans, corporate bonds and swap contract positions as of December 31, 2018. Data expressed excludes special purpose acquisition companies, short-term investments, short investments, written options, forward currency exchange contracts and short total return swap contracts.  Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

PORTFOLIO COMPOSITION*

WCM Alternatives: Event-Driven Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of long common stock, closed-end funds, preferred stocks, contingent value rights, rights, warrants, bank loans, convertible bonds, corporate bonds and swap contract positions as of December 31, 2018.  Data expressed excludes special purpose acquisition companies, short-term investments, short investments, written options, forward currency exchange contracts and short total return swap contracts.  Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

PORTFOLIO COMPOSITION*

WCM Alternatives: Credit Event Fund (Unaudited)

By Sector

By Region

*
Data expressed as a percentage of closed-end funds, preferred stocks, warrants, bank loans, corporate bonds and swap contract positions as of December 31, 2018.  Data expressed excludes special purpose acquisition companies, reverse repurchase agreements and short-term investments.  Please refer to the Schedule of Investments for more details on the Fund’s individual holdings.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND THE ICE BofA MERRILL LYNCH
3-MONTH U.S. TREASURY BILL INDEX (Unaudited)

THE MERGER FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2018

	1 Yr.	3 Yr.	5 Yr.	10 Yr.
Investor Class	7.68%	4.20%	2.62%	3.38%
ICE BofA Index	1.87%	1.02%	0.63%	0.37%

				Since
				Inception
	1 Yr.	3 Yr.	5 Yr	(8/1/2013)
Institutional Class	7.98%	4.52%	2.91%	3.10%
ICE BofA Index	1.87%	1.02%	0.63%	0.58%

This chart assumes an initial gross investment of $10,000 made on December 31, 2008. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (“ICE BofA Index”) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding U.S. Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. The index is unmanaged and does not include any expenses, fees or sales charges. It is not possible to invest directly in an index.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: EVENT-DRIVEN FUND AND
ICE BofA INDEX (Unaudited)

WCM ALTERNATIVES: EVENT-DRIVEN FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2018

			Since Inception
	1 Yr.	3 Yr.	(1/2/2014)
Institutional Class	5.27%	4.28%	2.89%
ICE BofA Index	1.87%	1.02%	0.63%

			Since Inception
		1 Yr.	(3/22/2017)
Investor Class		4.95%	4.92%
ICE BofA Index		1.87%	1.49%

This chart assumes an initial gross investment of $1,000,000 made on January 2, 2014.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT
IN THE WCM ALTERNATIVES: CREDIT EVENT FUND AND
ICE BofA INDEX (Unaudited)

WCM ALTERNATIVES: CREDIT EVENT FUND
AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2018

		Since Inception
	1 Yr.	(12/29/2017)
Institutional Class	-2.93%	-2.92%
ICE BofA Index	1.87%	1.87%

		Since Inception
	1 Yr.	(12/29/2017)
Investor Class	-3.23%	-3.22%
ICE BofA Index	1.87%	1.87%

This chart assumes an initial gross investment of $1,000,000 made on December 29, 2017.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or upon redemptions of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund and Westchester Capital Funds
EXPENSE EXAMPLE
December 31, 2018 (Unaudited)

As a shareholder of The Merger Fund, WCM Alternatives: Event-Driven Fund and/or WCM Alternatives: Credit Event Fund (the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Fund specific expenses. The expense example is intended to help a shareholder understand ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.  The example below includes, among other fees, management fees, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses or extraordinary expenses.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

The Merger Fund and Westchester Capital Funds
EXPENSE EXAMPLE (continued)
December 31, 2018 (Unaudited)

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/18-
	12/31/18	7/1/18	12/31/18	12/31/18(1)
The Merger Fund
Investor Class
Actual Expenses(2)(3)	1.86%	$1,000.00	$1,018.00	$9.46
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(3)	1.86%	$1,000.00	$1,015.83	$9.45
Institutional Class
Actual Expenses(2)(3)	1.56%	$1,000.00	$1,019.80	$7.94
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(3)	1.56%	$1,000.00	$1,017.34	$7.93

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/18-
	12/31/18	7/1/18	12/31/18	12/31/18(1)
WCM Alternatives: Event-Driven Fund
Investor Class
Actual Expenses(2)(4)	2.38%	$1,000.00	$ 999.40	$11.99
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(4)	2.38%	$1,000.00	$1,013.21	$12.08
Institutional Class
Actual Expenses(2)(4)	2.12%	$1,000.00	$1,000.50	$10.69
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(4)	2.12%	$1,000.00	$1,014.52	$10.76

The Merger Fund and Westchester Capital Funds
EXPENSE EXAMPLE (continued)
December 31, 2018 (Unaudited)

	Annualized	Beginning	Ending	Expenses Paid
	Net Expense	Account	Account	During Period
	Ratio	Value	Value	7/1/18-
	12/31/18	7/1/18	12/31/18	12/31/18(1)
WCM Alternatives: Credit Event Fund
Investor Class
Actual Expenses(2)(5)	2.01%	$1,000.00	$ 967.70	$ 9.97
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(5)	2.01%	$1,000.00	$1,015.07	$10.21
Institutional Class
Actual Expenses(2)(5)	1.81%	$1,000.00	$ 969.70	$ 8.99
Hypothetical Example for
Comparison Purposes
(5% return before
expenses)(5)	1.81%	$1,000.00	$1,016.08	$ 9.20

(1)	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)
Based on the actual returns of 1.80%, 1.98%, (0.06)%, 0.05%, (3.23)% and (3.03)% for the six-month period ended December 31, 2018 for The Merger Fund Investor and Institutional Classes, WCM Alternatives: Event-Driven Fund Investor and Institutional Classes and WCM Alternatives: Credit Event Fund Investor and Institutional Classes, respectively.

(3)
Excluding dividends on short positions and borrowing expense on securities sold short, your actual cost of investment and your hypothetical cost of investment would have been $7.73 and $7.73, respectively in the The Merger Fund Investor Class and $6.16 and $6.16, respectively in The Merger Fund Institutional Class.

(4)
Excluding dividends on short positions and borrowing expense on securities sold short, your actual cost of investment and your hypothetical cost of investment would have been $10.03 and $10.11, respectively in WCM Alternatives: Event-Driven Fund Investor Class and $8.77 and $8.84, respectively in WCM Alternatives: Event-Driven Fund Institutional Class.

(5)
Excluding interest on reverse repurchase agreements, your actual cost of investment and your hypothetical cost of investment would have been $9.37 and $9.60, respectively in WCM Alternatives: Credit Event Fund Investor Class and $8.14 and $8.34, respectively in WCM Alternatives: Credit Event Fund Institutional Class.

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2018

	Shares	Value
LONG INVESTMENTS — 98.66%

COMMON STOCKS — 42.38%

AEROSPACE & DEFENSE — 2.95%
Esterline Technologies Corporation (a)	449,891	$54,639,262
L3 Technologies, Inc.	154,003	26,744,161
		81,383,423

APPLICATION SOFTWARE — 0.11%
SendGrid, Inc. (a)	73,032	3,152,791

BIOTECHNOLOGY — 0.71%
Shire plc — ADR	113,533	19,759,283

BROADCASTING — 0.17%
Discovery Communications, Inc. Class C (a)	199,783	4,610,992

BUILDING PRODUCTS — 1.53%
USG Corporation	990,308	42,246,539

COMMUNICATIONS EQUIPMENT — 2.85%
ARRIS International plc (a)(b)	2,572,490	78,641,019

COPPER — 0.18%
Nevsun Resources Ltd. (b)(f)	1,131,212	4,963,351

DATA PROCESSING &
OUTSOURCED SERVICES — 0.16%
Travelport Worldwide Ltd. (b)	281,359	4,394,828

DIVERSIFIED CHEMICALS — 1.07%
DowDuPont, Inc. (e)(k)	554,300	29,643,964

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 0.92%
Orbotech Ltd. (a)(b)	448,453	25,355,533

GOLD — 0.36%
Randgold Resources Ltd. — ADR (f)	116,151	9,947,534

HEALTH CARE EQUIPMENT
& SUPPLIES — 1.89%
NxStage Medical, Inc. (a)	1,820,690	52,108,148

HEALTH CARE TECHNOLOGY — 0.51%
athenahealth, Inc. (a)	107,862	14,230,234

INTEGRATED TELECOMMUNICATION
SERVICES — 0.48%
AT&T, Inc. (e)(k)	466,409	13,311,313

LIFE & HEALTH INSURANCE — 0.05%
Genworth Financial, Inc. Class A (a)	306,379	1,427,726

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value

MANAGED HEALTH CARE — 0.00%
Cigna Corporation	1	$197

MOVIES & ENTERTAINMENT — 8.90%
Pandora Media, Inc. (a)	4,163,874	33,685,740
Twenty-First Century Fox, Inc. Class A	307,548	14,799,210
Twenty-First Century Fox, Inc. Class B (e)	4,127,750	197,223,895
		245,708,845

MULTI-UTILITIES — 1.33%
SCANA Corporation	766,422	36,619,643

OIL & GAS EXPLORATION
& PRODUCTION — 0.74%
Encana Corporation (b)	1,642,347	9,492,765
Newfield Exploration Company (a)	743,301	10,896,793
		20,389,558

OIL & GAS REFINING
& MARKETING — 0.03%
EnLink Midstream Partners LP	69,540	765,635

OIL & GAS STORAGE
& TRANSPORTATION — 6.68%
Columbia Pipeline Group, Inc. (a)(d)(g)(i)	2,276,354	59,773,482
Dominion Energy Midstream Partners LP	3,872,880	69,866,755
Enbridge, Inc. (b)	1	39
Valero Energy Partners LP	1,300,566	54,844,868
		184,485,144

PROPERTY & CASUALTY INSURANCE — 2.56%
Aspen Insurance Holdings Ltd. (b)	1,681,129	70,590,607

REITs — 0.36%
Brookfield Property REIT, Inc. Class A	609,927	9,819,825

RESEARCH &
CONSULTING SERVICES — 1.33%
The Dun & Bradstreet Corporation	257,943	36,818,784

SYSTEMS SOFTWARE — 5.74%
Red Hat, Inc. (a)(e)(k)	903,043	158,610,473

TECHNOLOGY HARDWARE,
STORAGE & PERIPHERALS — 0.77%
Dell Technologies, Inc. Class C (a)	435,324	21,274,298
TOTAL COMMON STOCKS
(Cost $1,167,427,343)		1,170,259,687

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
SPECIAL PURPOSE ACQUISITION
COMPANIES — 5.72% (a)
Alberton Acquisition Corporation (b)	372,825	$3,653,685
Black Ridge Acquisition Corporation	286,249	2,873,940
CF Finance Acquisition Corporation	390,691	3,906,910
ChaSerg Technology
Acquisition Corporation	439,436	4,389,966
Churchill Capital Corporation	148,613	1,502,463
CM Seven Star Acquisition
Corporation (b)	776,395	7,841,589
Collier Creek Holdings Class A (b)(f)	195,000	1,957,800
Constellation Alpha Capital Corporation (b)	733,713	7,491,210
Federal Street Acquisition
Corporation Class A	1,028,207	10,518,558
FinTech Acquisition Corporation III	328,770	3,287,700
Forum Merger II Corporation Class A	334,654	3,229,411
GigCapital, Inc.	300,000	3,030,000
Gordon Pointe Acquisition Corporation (f)	424,801	4,258,630
Graf Industrial Corporation (f)	434,606	4,350,406
Haymaker Acquisition Corporation Class A	375,527	3,759,025
Legacy Acquisition Corporation Class A	247,158	2,427,091
Leisure Acquisition Corporation	500,080	4,910,786
Megalith Financial Acquisition
Corporation Class A	260,768	2,529,450
Modern Media Acquisition Corporation	711,578	7,258,096
Mudrick Capital Acquisition
Corporation Class A (f)	428,413	4,232,720
Opes Acquisition Corporation	299,301	2,972,059
Pensare Acquisition Corporation	955,723	9,681,474
Pure Acquisition Corporation	687,660	6,766,574
Thunder Bridge Acquisition Ltd. (b)(f)	338,801	3,448,994
Thunder Bridge Acquisition Ltd. Class A (b)	461,199	4,565,870
Tiberius Acquisition Corporation	311,172	3,049,486
TKK Symphony Acquisition
Corporation (b)	399,444	3,854,635
Trident Acquisitions Corporation	1,071,790	10,685,746
Trinity Merger Corporation Class A	1,119,455	11,183,355
Twelve Seas Investment Company (b)	467,667	4,592,490
Union Acquisition Corporation (b)	366,877	3,694,451
VectoIQ Acquisition Corporation	620,727	6,021,052
SPECIAL PURPOSE ACQUISITION
COMPANIES (Cost $154,688,490)		157,925,622

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value

CLOSED-END FUNDS — 10.39% (a)(e)
Altaba, Inc.	4,953,513	$287,006,543

TOTAL CLOSED-END FUNDS
(Cost $298,121,326)		287,006,543

PREFERRED STOCKS — 0.06%
Colony Capital, Inc., 8.750%, Series E	18,334	424,249
NuStar Logistics LP, 9.170%
(3 Month LIBOR + 6.734%), 1/15/2043 (j)	49,984	1,191,618
TOTAL PREFERRED STOCKS
(Cost $1,731,786)		1,615,867

CONTINGENT VALUE
RIGHTS — 0.00% (a)(e)(g)
Media General, Inc.	891,153	26,735

TOTAL CONTINGENT VALUE RIGHTS
(Cost $0)		26,735

RIGHTS — 0.01% (a)
Black Ridge Acquisition Corporation	286,249	85,875
Modern Media Acquisition Corporation	477,700	119,425
Pensare Acquisition Corporation	708,822	205,558
TOTAL RIGHTS (Cost $589,350)		410,858

WARRANTS — 0.04% (a)
Black Ridge Acquisition Corporation	286,249	91,600
ConvergeOne Holdings, Inc. (f)	142,444	140,307
Federal Street Acquisition
Corporation Class A (f)	64,360	48,270
Modern Media Acquisition Corporation	238,850	64,274
Mudrick Capital Acquisition
Corporation Class A	428,413	192,786
Pensare Acquisition Corporation	354,411	70,882
Pure Acquisition Corporation	342,226	390,138
Tiberius Acquisition Corporation	311,172	121,357
TOTAL WARRANTS (Cost $1,349,087)		1,119,614

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Principal
	Amount	Value

BANK LOANS — 1.83% (f)(j)
Tribune Media Company
5.520% (1 Month
LIBOR + 3.000%), 1/27/2024	$28,757,000	$28,397,538
Zayo Group LLC
4.477% (1 Month
LIBOR + 2.000%), 1/19/2021	22,665,975	22,099,325
TOTAL BANK LOANS (Cost $51,198,770)		50,496,863

CORPORATE BONDS — 6.80% (f)
Ardagh Packaging Finance plc /
Ardagh Holdings USA, Inc.
7.250%, 5/15/2024 (b)(h)	8,779,000	8,789,974
DJO Finance LLC / DJO
Finance Corporation
8.125%, 6/15/2021 (h)	20,860,000	21,537,950
Vistra Energy Corporation
5.875%, 6/1/2023	15,354,000	15,430,770
EIG Investors Corporation
10.875%, 2/1/2024	16,610,000	17,855,750
Momentive Performance Materials, Inc.
3.880%, 10/24/2021	13,535,000	14,397,856
Nationstar Mortgage LLC /
Nationstar Capital Corporation
6.500%, 7/1/2021	2,935,000	2,868,962
6.500%, 6/1/2022	1,939,000	1,903,856
Nielsen Finance LLC /
Nielsen Finance Company
5.000%, 4/15/2022 (h)	12,171,000	11,684,160
Rent-A-Center, Inc.
6.625%, 11/15/2020	7,517,000	7,329,075
4.750%, 5/1/2021	12,832,000	12,318,720
Spectrum Brands Holdings, Inc.
7.750%, 1/15/2022	16,785,000	17,036,775
T-Mobile USA, Inc.
6.500%, 1/15/2024	9,842,000	10,139,031
Unitymedia GmbH
6.125%, 1/15/2025 (b)(h)	14,621,000	14,765,748
Unitymedia Hessen GmbH & Company
KG / Unitymedia NRW GmbH
5.000%, 1/15/2025 (b)(h)	7,192,000	7,062,544

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Principal
	Amount		Value
Univar USA, Inc.
6.750%, 7/15/2023 (h)	$24,763,000		$24,546,324
TOTAL CORPORATE BONDS
(Cost $191,493,048)			187,667,495

	Contracts
	(100 shares per	Notional
	contract)	Amount
PURCHASED PUT OPTIONS — 0.46% (a)
DowDuPont, Inc.
Expiration: January 2019,
Exercise Price: $55.00	859	$4,593,932	208,737
Expiration: February 2019,
Exercise Price: $45.00	4,684	25,050,032	227,174
First Trust Natural Gas ETF Trust
Expiration: March 2019,
Exercise Price: $22.00	3,867	5,684,490	2,861,580
SPDR S&P 500 ETF Trust
Expiration: January 2019,
Exercise Price: $247.00 (k)	2,317	57,906,464	926,800
Expiration: January 2019,
Exercise Price: $255.00 (k)	852	21,293,184	650,076
SPDR S&P Oil & Gas Exploration
& Production ETF Trust
Expiration: February 2019,
Exercise Price: $32.00	5,983	15,872,899	3,350,480
Technology Select Sector SPDR Fund
Expiration: January 2019,
Exercise Price: $70.00	3,230	20,019,540	2,590,460
Expiration: January 2019,
Exercise Price: $71.00	1,964	12,172,872	1,771,528
The Walt Disney Company
Expiration: January 2019,
Exercise Price: $95.00	6,717	73,651,905	107,472
TOTAL PURCHASED OPTIONS
(Cost $10,985,213)			12,694,307

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Principal
	Amount	Value
ESCROW NOTES — 0.07% (a)(d)(g)
AMR Corporation	$1,243,406	$1,927,279
T-Mobile USA, Inc.	7,594,000	—
TOTAL ESCROW NOTES (Cost $679,555)		1,927,279

	Shares
SHORT-TERM INVESTMENTS — 30.90%
MONEY MARKET FUNDS — 29.12% (c)
First American Government Obligations
Fund, Institutional Share Class, 2.32%	130,610,000	130,610,000
Goldman Sachs Financial Square
Funds — Government Fund,
Institutional Share Class, 2.34%	130,610,000	130,610,000
The Government & Agency Portfolio,
Institutional Share Class, 2.30%	130,610,000	130,610,000
JPMorgan Prime Money Market Fund,
Institutional Share Class, 2.53%	20,339,186	20,341,111
JPMorgan U.S. Government Money
Market Fund, Institutional
Share Class, 2.33%	130,610,000	130,610,000
Morgan Stanley Institutional Liquidity
Fund — Government Portfolio,
Institutional Share Class, 2.32%	130,610,000	130,610,000
Morgan Stanley Institutional Liquidity
Fund — Treasury Portfolio,
Institutional Share Class, 2.33%	130,610,000	130,610,000
		804,001,111

	Principal
	Amount
U.S. TREASURY BILLS — 1.78% (e)(f)
United States Treasury Bills
2.07%, 1/17/2019	$1,120,000	1,118,920
2.13%, 1/31/2019	1,900,000	1,896,448
2.15%, 2/7/2019	2,600,000	2,593,767
2.15%, 2/14/2019	400,000	398,839
2.18%, 2/28/2019	10,490,000	10,449,832
2.23%, 3/7/2019	570,000	567,548
2.30%, 3/28/2019	1,965,000	1,953,806
2.34%, 4/4/2019	4,345,000	4,317,570

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Principal
	Amount	Value
2.36%, 4/11/2019	$6,200,000	$6,158,278
2.37%, 4/18/2019	2,721,000	2,701,457
2.38%, 4/25/2019	8,430,000	8,365,085
2.42%, 5/2/2019	140,000	138,852
2.44%, 5/30/2019	8,600,000	8,512,328
		49,172,730
TOTAL SHORT-TERM INVESTMENTS
(Cost $853,186,975)		853,173,841
TOTAL LONG INVESTMENTS
(Cost $2,731,450,943) — 98.66%		2,724,324,711

	Shares

SHORT INVESTMENTS — (17.13)%

COMMON STOCKS — (16.64)%

AEROSPACE & DEFENSE — (0.98)%
Harris Corporation	(200,202)	(26,957,199)

AIRLINES — (0.08)%
American Airlines Group, Inc.	(65,211)	(2,093,925)

BROADCASTING — (0.18)%
Discovery Communications, Inc. Class A	(199,783)	(4,942,632)

CABLE & SATELLITE — (1.24)%
Sirius XM Holdings, Inc.	(5,996,893)	(34,242,259)

GOLD — (0.35)%
Barrick Gold Corporation (b)	(711,782)	(9,637,528)

INTERNET & DIRECT
MARKETING RETAIL — (8.61)%
Alibaba Group Holding Ltd. — ADR	(1,735,246)	(237,850,169)

INTERNET SERVICES
& INFRASTRUCTURE — (0.12)%
Twilio, Inc. Class A	(35,459)	(3,166,489)

MOVIES & ENTERTAINMENT — (0.35)%
The Walt Disney Company	(88,228)	(9,674,200)

MULTI-UTILITIES — (3.82)%
Dominion Energy, Inc.	(1,477,853)	(105,607,375)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value

OIL & GAS STORAGE
& TRANSPORTATION — (0.05)%
Enbridge, Inc. (b)	(19,667)	$(611,251)
EnLink Midstream LLC	(79,972)	(758,934)
		(1,370,185)

PHARMACEUTICALS — (0.21)%
Takeda Pharmaceutical
Company Ltd. (b)(f)	(111,808)	(3,761,209)
Takeda Pharmaceutical
Company Ltd. — ADR	(124,669)	(2,096,933)
		(5,858,142)

REITs — (0.29)%
Brookfield Property Partners LP (b)	(497,186)	(8,014,638)

SEMICONDUCTORS — (0.36)%
KLA-Tenor Corporation	(112,114)	(10,033,082)
TOTAL COMMON STOCKS
(Proceeds $428,193,975)		(459,447,823)

PRIVATE PLACEMENTS — (0.49)% (f)
Twenty-First Century Fox, Inc. Class A	(420,737)	(13,489,880)
TOTAL PRIVATE PLACEMENTS
(Proceeds $14,019,868)		(13,489,880)

TOTAL SHORT INVESTMENTS
(Proceeds $442,213,843) — (17.13)%		(472,937,703)
TOTAL NET INVESTMENTS
(Cost $2,289,237,100) — 81.53%		2,251,387,008
OTHER ASSETS IN
EXCESS OF LIABILITIES — 18.47%		509,964,098
TOTAL NET ASSETS — 100.00%		$2,761,351,106

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2018.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2018, these securities represent 3.20% of total net assets.

(i)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued by the Valuation Group under the supervision of the Board of Trustees. As of December 31, 2018, this common stock had a cost of $57,736,820 and its market value represented 2.16% of total net assets. The Fund’s adviser perfected its appraisal rights over this security as of 6/20/2016. Please see Note 2 in the Notes to the Financial Statements for more information.

(j)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2018.
(k)	This security is held in connection with a written option contract.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Fund Services.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS
December 31, 2018

	Shares	Value

LONG INVESTMENTS — 96.52%

COMMON STOCKS — 32.53%

AEROSPACE & DEFENSE — 4.09%
Esterline Technologies Corporation (a)	22,645	$2,750,235
L3 Technologies, Inc.	7,919	1,375,214
United Technologies Corporation (e)(k)	17,103	1,821,131
		5,946,580

APPLICATION SOFTWARE — 0.11%
SendGrid, Inc. (a)	3,778	163,096

ASSET MANAGEMENT
& CUSTODY BANKS — 1.81%
The Blackstone Group LP (k)	88,200	2,629,242

BIOTECHNOLOGY — 0.73%
Shire plc — ADR	6,125	1,065,995

BROADCASTING — 1.13%
CBS Corporation Class B (k)	37,694	1,647,982

BUILDING PRODUCTS — 0.94%
USG Corporation	32,021	1,366,016

COPPER — 0.18%
Nevsun Resources Ltd. (b)(f)	58,286	255,738

DATA PROCESSING &
OUTSOURCED SERVICES — 0.17%
Travelport Worldwide Ltd. (b)	15,717	245,500

DIVERSIFIED CHEMICALS — 2.27%
DowDuPont, Inc. (e)(k)	28,559	1,527,335
Huntsman Corporation (e)(k)	91,800	1,770,822
		3,298,157

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 0.83%
Orbotech Ltd. (a)(b)(e)	21,345	1,206,846

GOLD — 0.36%
Randgold Resources Ltd. — ADR (f)	6,067	519,597

HEALTH CARE EQUIPMENT
& SUPPLIES — 1.74%
NxStage Medical, Inc. (a)(e)	88,369	2,529,121

HEALTH CARE TECHNOLOGY — 0.76%
athenahealth, Inc. (a)	8,371	1,104,386

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value

INTEGRATED TELECOMMUNICATION
SERVICES — 0.13%
AT&T, Inc. (k)	6,484	$185,053

INTERNET & DIRECT
MARKETING RETAIL — 0.01% (a)(b)
Reebonz Holding Ltd. (a)(b)	4,772	9,925

LIFE & HEALTH INSURANCE — 0.05%
Genworth Financial, Inc. Class A (a)	15,670	73,022

MOVIES & ENTERTAINMENT — 3.93%
The Madison Square Garden
Company Class A (a)(k)	6,500	1,740,050
Pandora Media, Inc. (a)	236,632	1,914,353
Twenty-First Century Fox, Inc. Class A	14,017	674,498
Twenty-First Century Fox, Inc. Class B	28,781	1,375,156
		5,704,057

MULTI-UTILITIES — 1.53%
SCANA Corporation	46,617	2,227,360

OIL & GAS EXPLORATION
& PRODUCTION — 1.62%
EnCana Corporation (b)	219,106	1,266,433
Newfield Exploration Company (a)	73,979	1,084,532
		2,350,965

OIL & GAS STORAGE
& TRANSPORTATION — 5.10%
Columbia Pipeline Group, Inc. (a)(d)(g)(i)	38,718	1,016,674
Dominion Energy Midstream Partners LP (e)	226,249	4,081,532
Valero Energy Partners LP (e)	54,688	2,306,193
		7,404,399

PROPERTY & CASUALTY INSURANCE — 1.50%
Aspen Insurance Holdings Ltd. (b)(e)	51,786	2,174,494

RESEARCH & CONSULTING SERVICES — 1.76%
The Dun & Bradstreet Corporation (e)	17,870	2,550,764

SYSTEMS SOFTWARE — 0.71%
Red Hat, Inc. (a)(k)	5,893	1,035,046

TECHNOLOGY HARDWARE,
STORAGE & PERIPHERALS — 1.07%
Dell Technologies, Inc. Class C (a)(e)	31,812	1,554,669
TOTAL COMMON STOCKS
(Cost $50,454,632)		47,248,010

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
SPECIAL PURPOSE ACQUISITION
COMPANIES — 17.39% (a)
Alberton Acquisition Corporation (b)	242,664	$2,378,107
Big Rock Partners Acquisition Corporation	45,950	468,690
Bison Capital Acquisition Corporation (b)	35,538	369,595
Black Ridge Acquisition Corporation	40,778	409,411
CF Finance Acquisition Corporation	108,500	1,085,000
ChaSerg Technology Acquisition Corporation	22,831	228,082
Churchill Capital Corporation	127,245	1,286,434
CM Seven Star Acquisition Corporation (b)(e)	97,424	983,982
Collier Creek Holdings Class A (b)(f)	42,300	424,692
Constellation Alpha Capital Corporation (b)	134,259	1,370,784
Federal Street Acquisition Corporation Class A	156,992	1,606,028
FinTech Acquisition Corporation III	168,874	1,688,740
GigCapital, Inc.	122,996	1,242,260
Gordon Pointe Acquisition Corporation (f)	4,482	44,932
Graf Industrial Corporation (f)	197,624	1,978,216
Legacy Acquisition Corporation Class A	144,392	1,417,930
Modern Media Acquisition Corporation (e)	106,188	1,083,118
Mudrick Capital Acquisition
Corporation Class A (f)	19,411	191,781
Pensare Acquisition Corporation	86,576	877,015
Pure Acquisition Corporation	44,644	439,297
Regalwood Global Energy Ltd. (b)	97,770	960,101
Thunder Bridge Acquisition Ltd. Class A (b)	116,075	1,149,143
Trident Acquisitions Corporation	161,127	1,606,436
Trinity Merger Corporation Class A	171,957	1,717,851
VectoIQ Acquisition Corporation	25,000	242,500
SPECIAL PURPOSE ACQUISITION
COMPANIES (Cost $24,656,266)		25,250,125

CLOSED-END FUNDS — 6.74%
Altaba, Inc. (a)	75,540	4,376,788
Apollo Senior Floating Rate Fund, Inc.	22,543	324,394
Apollo Tactical Income Fund, Inc.	21,782	299,938
Ares Dynamic Credit Allocation Fund	4,683	64,625
BlackRock Debt Strategies Fund, Inc. (e)	80,837	789,777
BlackRock Floating Rate
Income Strategies Fund, Inc.	19,222	228,742
Eaton Vance Floating-Rate Income Trust	57,056	722,329
First Trust Senior Floating Rate Income Fund II	22,317	249,950
Invesco Dynamic Credit Opportunities Fund	53,124	545,583

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
Invesco Senior Income Trust	173,546	$678,565
Nuveen Credit Strategies Income Fund	1,574	11,648
Voya Prime Rate Trust	147,638	662,895
Western Asset High Income
Opportunity Fund, Inc. (e)	191,266	837,745
TOTAL CLOSED-END FUNDS
(Cost $10,895,010)		9,792,979

PREFERRED STOCKS — 2.73%
Colony Capital, Inc., 8.750%, Series E (e)	37,590	869,832
Fannie Mae, 8.250%, Series S (a)	46,405	322,515
Freddie Mac, 8.375%, Series Z (a)	271,760	1,902,320
Kimco Realty Corporation, 5.250%, Series M (e)	28,577	584,400
NuStar Logistics LP, 9.170%
(3 Month LIBOR + 6.734%), 1/15/2043 (j)	8,423	200,804
Pebblebrook Hotel Trust, 6.375%, Series E	3,515	84,536
TOTAL PREFERRED STOCKS
(Cost $3,919,533)		3,964,407

CONTINGENT VALUE RIGHTS — 0.00% (a)(e)(g)
Media General, Inc.	42,852	1,286
TOTAL CONTINGENT VALUE RIGHTS (Cost $0)		1,286

RIGHTS — 0.10% (a)
Big Rock Partners Acquisition Corporation	45,950	16,542
Bison Capital Acquisition Corporation (b)	35,538	9,951
Black Ridge Acquisition Corporation	40,778	12,233
CM Seven Star Acquisition Corporation (b)(f)	97,424	37,021
GigCapital, Inc.	122,996	33,811
Modern Media Acquisition Corporation	71,496	17,874
Pensare Acquisition Corporation	56,616	16,419
TOTAL RIGHTS (Cost $164,807)		143,851

WARRANTS — 0.20% (a)
Big Rock Partners Acquisition Corporation	22,975	8,829
Bison Capital Acquisition Corporation (b)(f)	17,769	3,612
Black Ridge Acquisition Corporation	40,778	13,049
CM Seven Star Acquisition Corporation (b)	48,712	12,178
ConvergeOne Holdings, Inc. (f)	52,837	52,044
Federal Street Acquisition
Corporation Class A (f)	4,238	3,179

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
GigCapital, Inc.	92,247	$23,062
Legacy Acquisition Corporation Class A	144,392	47,794
Modern Media Acquisition Corporation	35,748	9,620
Mudrick Capital Acquisition
Corporation Class A	19,411	8,735
Pensare Acquisition Corporation	28,308	5,662
Pure Acquisition Corporation	22,218	25,329
Reebonz Holding Ltd. (b)	23,859	4,509
Regalwood Global Energy Ltd. (b)(f)	32,590	34,708
Trinity Merger Corporation Class A	99,243	39,211
TOTAL WARRANTS (Cost $314,901)		291,521

	Principal
	Amount
BANK LOANS — 0.94% (f)(j)
Tribune Media Company
5.520% (1 Month LIBOR + 3.000%), 1/27/2024	$1,384,000	1,366,700
TOTAL BANK LOANS (Cost $1,384,865)		1,366,700

CONVERTIBLE BONDS — 0.22% (f)
Caesars Entertainment Corporation
5.000%, 10/1/2024	251,397	312,679
TOTAL CONVERTIBLE BONDS (Cost $259,031)		312,679

CORPORATE BONDS — 15.62% (f)
Ardagh Packaging Finance plc /
Ardagh Holdings USA, Inc.
7.250%, 5/15/2024 (b)(h)	2,971,000	2,974,714
DJO Finance LLC / DJO Finance Corporation
8.125%, 6/15/2021 (h)	1,725,000	1,781,062
Vistra Energy Corporation
5.875%, 6/1/2023	601,000	604,005
EIG Investors Corporation
10.875%, 2/1/2024	2,068,000	2,223,100
Enbridge, Inc.
6.000% (Fixed at 6.000% until 2027),
1/15/2077 (b)(e)	1,279,000	1,156,275
MEG Energy Corporation
6.500%, 1/15/2025 (b)(h)	1,246,000	1,269,362
Momentive Performance Materials, Inc.
3.880%, 10/24/2021	1,938,000	2,061,548

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Principal
	Amount	Value
Nielsen Finance LLC / Nielsen Finance Company
5.000%, 4/15/2022 (h)	$4,022,000	$3,861,120
Rent-A-Center, Inc.
6.625%, 11/15/2020	382,000	372,450
4.750%, 5/1/2021	512,000	491,520
Sinclair Television Group, Inc.
6.125%, 10/1/2022 (e)	1,600,000	1,616,000
Spectrum Brands Holdings, Inc.
7.750%, 1/15/2022 (e)	2,591,000	2,629,865
T-Mobile USA, Inc.
6.500%, 1/15/2024	217,000	223,549
Univar USA, Inc.
6.750%, 7/15/2023 (h)	1,435,000	1,422,444
TOTAL CORPORATE BONDS (Cost $23,280,650)		22,687,014

	Contracts
	(100 shares	Notional
	per contract)	Amount
PURCHASED PUT OPTIONS — 1.25% (a)
The Blackstone Group LP
Expiration: January 2019,
Exercise Price: $28.00	635	$1,892,935	31,750
Expiration: January 2019,
Exercise Price: $30.00	246	733,326	28,659
CBS Corporation Class B
Expiration: January 2019,
Exercise Price: $42.50	239	1,044,908	23,422
Expiration: January 2019,
Exercise Price: $45.00	69	301,668	15,042
Expiration: February 2019,
Exercise Price: $42.50	69	301,668	11,695
DowDuPont, Inc.
Expiration: January 2019,
Exercise Price: $55.00	107	572,236	26,001
Expiration: February 2019,
Exercise Price: $45.00	247	1,320,956	11,980
First Trust Natural Gas ETF Trust
Expiration: March 2019,
Exercise Price: $21.00	672	987,840	426,720
Expiration: March 2019,
Exercise Price: $22.00	669	983,430	495,060

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
FTSE 100 Index
Expiration: February 2019,
Exercise Price: GBP 7,025.00 (f)(l)	6	$514,540	$28,831
Huntsman Corporation
Expiration: January 2019,
Exercise Price: $18.00	919	1,772,751	34,003
The Madison Square Garden Company Class A
Expiration: February 2019,
Exercise Price: $230.00	65	1,740,050	21,288
SPDR S&P 500 ETF Trust
Expiration: January 2019,
Exercise Price: $247.00	119	2,974,048	47,600
Expiration: January 2019,
Exercise Price: $255.00	45	1,124,640	34,335
SPDR S&P Oil & Gas Exploration
& Production ETF Trust
Expiration: February 2019,
Exercise Price: $32.00	278	737,534	155,680
Technology Select Sector SPDR Fund
Expiration: January 2019,
Exercise Price: $70.00	236	1,462,728	189,272
Expiration: January 2019,
Exercise Price: $71.00	103	638,394	92,906
United Technologies Corporation
Expiration: February 2019,
Exercise Price: $110.00	171	1,820,808	126,882
The Walt Disney Company
Expiration: January 2019,
Exercise Price: $95.00	414	4,539,510	6,624
TOTAL PURCHASED OPTIONS
(Cost $1,125,479)			1,807,750

	Principal
	Amount
ESCROW NOTES — 0.04% (a)(d)(g)
AMR Corporation	$28,850	44,718
Winthrop Realty Trust (e)	26,484	15,890
TOTAL ESCROW NOTES (Cost $94,432)		60,608

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
SHORT-TERM INVESTMENTS — 18.76%
MONEY MARKET FUNDS — 7.86% (c)
The Government & Agency Portfolio,
Institutional Share Class, 2.30%	4,692,608	$4,692,608
JPMorgan U.S. Government Money Market
Fund, Institutional Share Class, 2.33%	6,715,000	6,715,000
Morgan Stanley Institutional Liquidity
Fund — Government Portfolio,
Institutional Share Class, 2.32%	3,382	3,382
		11,410,990

	Principal
	Amount
U.S. TREASURY BILLS — 10.90% (e)(f)
United States Treasury Bills
2.06%, 1/17/2019	$657,000	656,367
2.15%, 2/21/2019	200,000	199,334
2.18%, 2/28/2019	1,765,000	1,758,241
2.34%, 4/4/2019	260,000	258,359
2.36%, 4/11/2019	275,000	273,149
2.39%, 4/18/2019	505,000	501,373
2.38%, 4/25/2019	505,000	501,111
2.41%, 5/2/2019	1,365,000	1,353,809
2.43%, 5/9/2019	1,620,000	1,605,782
2.42%, 5/16/2019	530,000	525,108
2.44%, 5/23/2019	4,985,000	4,936,582
2.46%, 6/6/2019	1,640,000	1,622,345
2.44%, 6/13/2019	271,000	267,954
2.42%, 6/20/2019	1,397,000	1,380,604

TOTAL SHORT-TERM INVESTMENTS
(Cost $27,255,202)		27,251,108
TOTAL LONG INVESTMENTS
(Cost $143,804,808) — 96.52%		140,178,038

	Shares
SHORT INVESTMENTS — (12.80)%
COMMON STOCKS — (12.09)%
AEROSPACE & DEFENSE — (0.95)%
Harris Corporation	(10,294)	(1,386,087)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value

AIRLINES — (0.03)%
American Airlines Group, Inc.	(1,443)	$(46,335)

BROADCASTING — (0.28)%
Discovery Communications, Inc. Class A	(16,146)	(399,452)

CABLE & SATELLITE — (1.80)%
Sirius XM Holdings, Inc.	(458,500)	(2,618,035)

GOLD — (0.35)%
Barrick Gold Corporation (b)	(37,181)	(503,431)

INTERNET & DIRECT
MARKETING RETAIL — (2.81)%
Alibaba Group Holding Ltd. — ADR	(29,725)	(4,074,406)

INTERNET SERVICES
& INFRASTRUCTURE — (0.11)%
Twilio, Inc. Class A	(1,834)	(163,776)

MOVIES & ENTERTAINMENT — (0.03)%
The Walt Disney Company	(443)	(48,575)

MULTI-UTILITIES — (4.31)%
Dominion Energy, Inc.	(87,568)	(6,257,609)

OIL & GAS STORAGE
& TRANSPORTATION — (0.00)%
Enbridge, Inc. (b)	(1)	(31)

PHARMACEUTICALS — (0.82)%
Takeda Pharmaceutical Company Ltd. (b)(f)	(19,770)	(665,060)
Takeda Pharmaceutical Company Ltd. — ADR	(30,834)	(518,628)
		(1,183,688)

REITs — (0.27)%
Brookfield Property Partners LP (b)	(24,527)	(395,375)

SEMICONDUCTORS — (0.33)%
KLA-Tenor Corporation	(5,336)	(477,519)
TOTAL COMMON STOCKS
(Proceeds $18,828,927)		(17,554,319)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
PRIVATE PLACEMENTS — (0.71)% (f)
Twenty-First Century Fox, Inc. Class A	(32,178)	$(1,031,707)
TOTAL PRIVATE PLACEMENTS
(Proceeds $1,082,617)		(1,031,707)
TOTAL SHORT INVESTMENTS
(Proceeds $19,911,544) — (12.80)%		(18,586,026)
TOTAL NET INVESTMENTS
(Cost $123,893,264) — 83.72%		121,592,012
OTHER ASSETS IN
EXCESS OF LIABILITIES — 16.28%		23,641,759
TOTAL NET ASSETS — 100.00%		$145,233,771

ADR – American Depository Receipt
ETF – Exchange-Traded Fund
GBP – British Pounds
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
REITs – Real Estate Investment Trusts
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2018.
(d)	Security fair valued by the Valuation Group in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short, written option contracts, swap contracts, and forward currency exchange contracts.
(f)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(g)	Level 3 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(h)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2018, these securities represent 7.79% of total net assets.

(i)
Restricted security. The Fund may own investment securities that have other legal or contractual limitations, and thus are restricted as to resale. These securities are valued by the Valuation Group under the supervision of the Board of Trustees. As of December 31, 2018, this common stock had a cost of $983,662 and its market value represented 0.70% of total net assets. The Fund’s adviser perfected its appraisal rights over this security as of 6/20/2016. Please see Note 2 in the Notes to the Financial Statements for more information.

(j)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2018.
(k)	This security is held in connection with a written option contract.
(l)	This security has 10 shares per contract.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Fund Services.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS
December 31, 2018

	Shares	Value

LONG INVESTMENTS — 110.26%

SPECIAL PURPOSE ACQUISITION
COMPANIES — 41.29% (a)
Alberton Acquisition Corporation (b)	19,986	$195,863
CF Finance Acquisition Corporation	15,441	154,410
CM Seven Star
Acquisition Corporation (b)	23,605	238,410
Constellation Alpha
Capital Corporation (b)	8,300	84,743
FinTech Acquisition Corporation III	15,107	151,070
Graf Industrial Corporation (e)	5,933	59,389
Legacy Acquisition Corporation Class A	8,245	80,966
Mudrick Capital Acquisition
Corporation Class A (e)	1,950	19,266
Pensare Acquisition Corporation	14,833	150,259
Pure Acquisition Corporation	15,882	156,279
Thunder Bridge Acquisition Ltd. (b)(e)	5,911	60,174
Trident Acquisitions Corporation	13,565	135,243
Trinity Merger Corporation Class A	7,578	75,704
TOTAL SPECIAL PURPOSE ACQUISITION
COMPANIES (Cost $1,538,454)		1,561,776

CLOSED-END FUNDS — 1.14%
Apollo Tactical Income Fund, Inc.	23	317
Ares Dynamic Credit Allocation Fund	173	2,387
BlackRock Debt Strategies Fund, Inc.	93	909
Invesco Municipal Opportunity Trust	1,733	19,375
Invesco Value Municipal Income Trust	1,442	19,496
Nuveen Credit Strategies Income Fund	58	429
TOTAL CLOSED-END FUNDS
(Cost $42,937)		42,913

PREFERRED STOCKS — 0.56%
NuStar Logistics LP, 9.170% (3 Month
LIBOR + 6.734%), 1/15/2043 (g)	883	21,051
TOTAL PREFERRED STOCKS
(Cost $22,313)		21,051

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Shares	Value
WARRANTS — 0.26% (a)
Mudrick Capital Acquisition
Corporation Class A	1,950	$878
Pure Acquisition Corporation	7,903	9,009
TOTAL WARRANTS (Cost $11,206)		9,887

	Principal
	Amount
BANK LOANS — 4.96% (e)(g)
Tribune Media Company
5.520% (1 Month
LIBOR + 3.000%), 1/27/2024	$190,000	187,625
TOTAL BANK LOANS (Cost $190,119)		187,625

CORPORATE BONDS — 59.07% (e)
Acadia Healthcare Company, Inc.
5.125%, 7/1/2022	153,000	146,880
Ardagh Packaging Finance plc /
Ardagh Holdings USA, Inc.
7.250%, 5/15/2024 (b)(f)	225,000	225,280
DJO Finance LLC / DJO
Finance Corporation
8.125%, 6/15/2021 (f)	182,000	187,915
EIG Investors Corporation
10.875%, 2/1/2024	182,000	195,650
Enbridge, Inc.
6.000% (Fixed at 6.000% until 2027),
1/15/2077 (b)(g)	152,000	137,415
MEG Energy Corporation
6.500%, 1/15/2025 (b)(f)	112,000	114,100
Momentive Performance Materials, Inc.
3.880%, 10/24/2021	186,000	197,858
Nationstar Mortgage LLC / Nationstar
Capital Corporation
6.500%, 7/1/2021	25,000	24,438
6.500%, 6/1/2022	16,000	15,710
Nielsen Finance LLC / Nielsen
Finance Company
5.000%, 4/15/2022 (f)	203,000	194,880
Rent-A-Center, Inc.
6.625%, 11/15/2020	12,000	11,700
4.750%, 5/1/2021	184,000	176,640

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2018

	Principal
	Amount	Value
Spectrum Brands Holdings, Inc.
7.750%, 1/15/2022	$223,000	$226,345
Unitymedia GmbH
6.125%, 1/15/2025 (b)(f)	148,000	149,465
Univar USA, Inc.
6.750%, 7/15/2023 (f)(h)	232,000	229,970
TOTAL CORPORATE BONDS
(Cost $2,297,467)		2,234,246

	Shares
SHORT-TERM INVESTMENTS — 2.98%
MONEY MARKET FUNDS — 2.98% (c)(d)
JPMorgan U.S. Government Money Market
Fund, Institutional Share Class, 2.33%	112,709	112,709
TOTAL SHORT-TERM INVESTMENTS
(Cost $112,709)		112,709
TOTAL NET INVESTMENTS
(Cost $4,215,205) — 110.26%		4,170,207
OTHER LIABILITIES IN
EXCESS OF ASSETS — (10.26)%		(387,941)
TOTAL NET ASSETS — 100.00%		$3,782,266

LIBOR – London Interbank Offered Rate
(a)	Non-income producing security.
(b)	Foreign Security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2018.
(d)	All or a portion of the shares have been committed as collateral for swap contracts.
(e)	Level 2 Security. Please see Note 2 in the Notes to the Financial Statements for more information.
(f)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2018, these securities represent 29.13% of total net assets.

(g)	The coupon rate shown on variable rate securities represents the rate as of December 31, 2018.
(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Fund Services.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2018

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
AT&T, Inc.
Expiration: January 2019,
Exercise Price: $31.00	(933)	$(2,662,782)	$(3,732)
Expiration: January 2019,
Exercise Price: $32.00	(933)	(2,662,782)	(2,799)
DowDuPont, Inc.
Expiration: January 2019,
Exercise Price: $60.00	(859)	(4,593,932)	(5,154)
Expiration: February 2019,
Exercise Price: $50.00	(4,684)	(25,050,032)	(2,318,580)
Red Hat, Inc.
Expiration: March 2019,
Exercise Price: $170.00	(261)	(4,584,204)	(208,800)
SPDR S&P 500 ETF Trust
Expiration: January 2019,
Exercise Price: $260.00	(1,278)	(31,939,776)	(172,530)
The Walt Disney Company
Expiration: January 2019,
Exercise Price: $115.00	(6,080)	(66,667,200)	(346,560)
			(3,058,155)
WRITTEN PUT OPTIONS
SPDR S&P 500 ETF Trust
Expiration: January 2019,
Exercise Price: $230.00	(1,287)	(32,164,704)	(114,543)
Expiration: January 2019,
Exercise Price: $240.00	(429)	(10,721,568)	(93,093)
			(207,636)
TOTAL WRITTEN OPTIONS
(Premiums received $5,417,372)			$(3,265,791)

ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2018

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN CALL OPTIONS
AT&T, Inc.
Expiration: January 2019,
Exercise Price: $31.00	(44)	$(125,576)	$(176)
Expiration: January 2019,
Exercise Price: $32.00	(44)	(125,576)	(132)
The Blackstone Group LP
Expiration: January 2019,
Exercise Price: $31.00	(177)	(527,637)	(10,355)
CBS Corporation Class B
Expiration: January 2019,
Exercise Price: $47.50	(239)	(1,044,908)	(5,975)
Expiration: January 2019,
Exercise Price: $50.00	(138)	(603,336)	(828)
DowDuPont, Inc.
Expiration: January 2019,
Exercise Price: $60.00	(107)	(572,236)	(642)
Expiration: February 2019,
Exercise Price: $52.50	(247)	(1,320,956)	(77,805)
Huntsman Corporation
Expiration: January 2019,
Exercise Price: $21.00	(918)	(1,770,822)	(13,770)
The Madison Square Garden Company Class A
Expiration: February 2019,
Exercise Price: $250.00	(11)	(294,470)	(27,335)
Expiration: February 2019,
Exercise Price: $260.00	(54)	(1,445,580)	(97,740)
Red Hat, Inc.
Expiration: March 2019,
Exercise Price: $170.00	(13)	(228,332)	(10,400)
SPDR S&P 500 ETF Trust
Expiration: January 2019,
Exercise Price: $260.00	(67)	(1,674,464)	(9,045)
United Technologies Corporation
Expiration: February 2019,
Exercise Price: $120.00	(171)	(1,820,808)	(10,431)
The Walt Disney Company
Expiration: January 2019,
Exercise Price: $115.00	(372)	(4,078,980)	(21,204)
			(285,838)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Written Options
December 31, 2018

	Contracts
	(100 shares	Notional
	per contract)	Amount	Value
WRITTEN PUT OPTIONS
SPDR S&P 500 ETF Trust
Expiration: January 2019,
Exercise Price: $230.00	(66)	$(1,649,472)	$(5,874)
Expiration: January 2019,
Exercise Price: $240.00	(22)	(549,824)	(4,774)
			(10,648)
TOTAL WRITTEN OPTIONS
(Premiums received $821,050)			$(296,486)

ETF – Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2018

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2018	be Received		2018	(Depreciation)*
1/16/19	JPM	6,275,567	CAD	$4,598,851	4,846,417	USD	$4,846,417	$247,566
1/3/19	JPM	38,656,585	EUR	44,301,588	44,653,381	USD	44,653,381	351,793
1/3/19	JPM	2,424,322	USD	2,424,322	2,105,229	EUR	2,412,655	(11,667)
2/20/19	JPM	4,527,412	EUR	5,209,638	5,202,032	USD	5,202,032	(7,606)
3/21/19	JPM	18,820,988	EUR	21,711,139	22,364,370	USD	22,364,370	653,231
3/21/19	JPM	17,679,432	USD	17,679,432	15,006,242	EUR	17,310,600	(368,832)
				$95,924,970			$96,789,455	$864,485

CAD – Canadian Dollar
EUR – Euro
JPM – JPMorgan Chase & Co., Inc.
USD – U.S. Dollar
*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Forward Currency Exchange Contracts
December 31, 2018

				USD Value at			USD Value at	Unrealized
Settlement		Currency to		December 31,	Currency to		December 31,	Appreciation
Date	Counterparty	be Delivered		2018	be Received		2018	(Depreciation)*
1/16/19	JPM	323,630	CAD	$237,162	249,941	USD	$249,941	$12,779
1/3/19	JPM	2,243,442	EUR	2,571,051	2,591,467	USD	2,591,467	20,416
1/3/19	JPM	124,860	USD	124,860	108,426	EUR	124,259	(601)
2/20/19	JPM	233,580	EUR	268,778	268,382	USD	268,382	(396)
3/21/19	JPM	2,613,087	EUR	3,014,353	3,113,970	USD	3,113,970	99,617
3/21/19	JPM	1,961,900	USD	1,961,900	1,680,826	EUR	1,938,934	(22,966)
1/14/19	JPM	1,143,838	GBP	1,458,980	1,465,623	USD	1,465,623	6,643
				$9,637,084			$9,752,576	$115,492

CAD – Canadian Dollar
EUR – Euro
GBP – British Pound
JPM – JPMorgan Chase & Co., Inc.
USD – U.S. Dollar
*	Net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts
December 31, 2018

		Termi-	Pay/Receive					Unrealized
Counter-		nation	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*
LONG TOTAL RETURN SWAP CONTRACTS
JPM	Ci:z Holdings Company Ltd.	12/28/19	Pay	0.400% +3 Month LIBOR	Quarterly	690	$36,378	$639
BAML	Gemalto NV	5/31/19	Pay	0.350% +1 Month LIBOR	Monthly	716,495	41,821,813	(273,543)
JPM	Innogy SE	7/18/19	Pay	0.400% +3 Month LIBOR	Quarterly	100,072	4,273,412	390,914
JPM	Man SE	11/8/19	Pay	0.400% +3 Month LIBOR	Quarterly	50,143	5,155,556	17,163
BAML	Shire plc	6/29/19	Pay	0.800% +1 Month LIBOR	Monthly	1,018,915	58,832,572	170,374
JPM	Shire plc	9/28/19	Pay	0.300% +3 Month LIBOR	Quarterly	42,525	2,588,739	(127,520)
GS	Shire plc	12/7/19	Pay	0.500% +1 Month LIBOR	Monthly	688,462	39,904,716	(67,651)

SHORT TOTAL RETURN SWAP CONTRACTS
BAML	Brookfield Property
	Partners LP	3/28/19	Pay	(4.500)% +1 Month LIBOR	Monthly	(112,741)	(2,104,626)	286,156
JPM	Takeda Pharmaceutical .
	Company Ltd.	8/17/19	Pay	(5.250)% +3 Month LIBOR	Quarterly	(157,727)	(6,618,634)	1,307,028
BAML	Takeda Pharmaceutical
	Company Ltd.	12/6/19	Pay	(4.500)% +1 Month LIBOR	Monthly	(955,950)	(40,043,335)	7,866,822
GS	Takeda Pharmaceutical
	Company Ltd.	12/7/19	Pay	(5.000)% +1 Month LIBOR	Monthly	(465,819)	(15,769,265)	52,995
								$9,623,377

BAML – Bank of America Merrill Lynch & Co., Inc.
GS – Goldman, Sachs & Co.
JPM – JPMorgan Chase & Co., Inc.
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts
December 31, 2018

		Termi-	Pay/Receive						Unrealized
Counter-		nation	on Financing		Payment		Notional		Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount		(Depreciation)*
LONG TOTAL RETURN SWAP CONTRACTS
JPM	Altaba, Inc.	1/23/19	Pay	0.616% +3 Month LIBOR	Quarterly	173,311	$11,769,924		$(1,745,007)
BAML	ARRIS International plc	11/9/19	Pay	0.750% +1 Month LIBOR	Monthly	149,260	4,497,884		61,935
BAML	Aspen Insurance
	Holdings Ltd.	11/12/19	Pay	0.750% +1 Month LIBOR	Monthly	48,647	2,021,080		20,021
JPM	AT&T, Inc.	6/15/19	Pay	0.300% +3 Month LIBOR	Quarterly	28,318	903,646		(96,613)
BAML	Brookfield Property
	REIT, Inc. Class A	8/30/19	Pay	0.750% +1 Month LIBOR	Monthly	29,805	582,474		(103,087)
BAML	CBS Corporation Class B	10/22/19	Pay	0.400% +1 Month LIBOR	Monthly	6,606	343,994		(55,429)
JPM	Discovery Communications,
	Inc. Class C	3/9/19	Pay	0.000%(1)	Quarterly	16,146	—	(1)	372,650
BAML	DowDuPont, Inc.	10/22/19	Pay	0.400% +1 Month LIBOR	Monthly	6,841	383,575		(17,997)
BAML	EnCana Corporation	11/14/19	Pay	0.750% +1 Month LIBOR	Monthly	33,570	264,802		(70,983)
BAML	Esterline Technologies
	Corporation	11/12/19	Pay	0.750% +1 Month LIBOR	Monthly	7,147	839,263		28,094
JPM	First Trust Senior Floating
	Rate Income Fund II	12/6/19	Pay	0.800% +3 Month LIBOR	Quarterly	12,108	143,026		(7,630)
BAML	Gemalto NV	6/1/19	Pay	0.350% +1 Month LIBOR	Monthly	41,853	2,442,960		(15,625)
JPM	Innogy SE	7/17/19	Pay	0.400% +3 Month LIBOR	Quarterly	24,456	1,044,750		95,136
JPM	Liberty Media Corporation-
	Liberty SiriusXM Class A	12/17/19	Pay	0.300% +3 Month LIBOR	Quarterly	12,597	485,740		(22,715)
JPM	Man SE	11/8/19	Pay	0.400% +3 Month LIBOR	Quarterly	2,587	265,984		872
JPM	Melrose Industries plc	10/10/19	Pay	0.300% +3 Month LIBOR	Quarterly	544,069	1,570,442		(436,212)
BAML	NxStage Medical, Inc.	12/21/19	Pay	0.750% +1 Month LIBOR	Monthly	9,785	280,899		(1,030)
BAML	Red Hat, Inc.	11/9/19	Pay	0.750% +1 Month LIBOR	Monthly	43,206	7,578,883		3,654
BAML	Shire plc	6/29/19	Pay	0.800% +1 Month LIBOR	Monthly	94,086	5,428,054		20,250
JPM	Shire plc	9/28/19	Pay	0.300% +3 Month LIBOR	Quarterly	3,328	202,594		(9,980)
JPM	Shire plc – ADR	5/2/19	Pay	0.300% +3 Month LIBOR	Quarterly	4,000	638,559		56,779

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts
December 31, 2018

		Termi-	Pay/Receive					Unrealized
Counter-		nation	on Financing		Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*
LONG TOTAL RETURN SWAP CONTRACTS
JPM	Twenty-First Century
	Fox, Inc. Class B	1/9/19	Pay	0.300% +3 Month LIBOR	Quarterly	234,706	$10,851,196	$349,178
BAML	United Technologies
	Corporation	11/28/19	Pay	0.400% +1 Month LIBOR	Monthly	11,074	1,223,041	(44,770)
BAML	USG Corporation	9/11/19	Pay	0.750% +1 Month LIBOR	Monthly	26,672	1,149,697	(12,804)

SHORT TOTAL RETURN SWAP CONTRACTS
JPM	Alibaba Group
	Holding Ltd. – ADR	1/10/19	Receive	(0.600)% +3 Month LIBOR	Quarterly	(57,539)	(10,553,473)	2,676,240
BAML	Brookfield Property
	Partners LP	3/28/19	Pay	(4.500)% +1 Month LIBOR	Monthly	(5,278)	(98,528)	13,396
JPM	Takeda Pharmaceutical
	Company Ltd.	8/17/19	Pay	(5.250)% +3 Month LIBOR	Quarterly	(7,718)	(325,662)	65,750
BAML	Takeda Pharmaceutical
	Company Ltd.	12/6/19	Pay	(4.500)% +1 Month LIBOR	Monthly	(65,000)	(2,725,686)	536,995
JPM	The Walt Disney Company	1/23/19	Receive	(0.600)% +3 Month LIBOR	Quarterly	(5,292)	(572,662)	(7,084)
								$1,653,984

ADR – American Depository Receipt
BAML – Bank of America Merrill Lynch & Co., Inc.
JPM – JPMorgan Chase & Co., Inc.
LIBOR – London Interbank Offered Rate
plc – Public Limited Company
*	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).
(1)	Security held is the direct result of a corporate action. There is no associated financing rate and the security is held with a zero cost basis.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Open Swap Contracts
December 31, 2018

		Termi-	Pay/Receive				Unrealized
Counter-		nation	on Financing	Payment		Notional	Appreciation
party	Security	Date	Rate	Financing Rate	Frequency	Shares	Amount	(Depreciation)*

LONG TOTAL RETURN SWAP CONTRACTS
JPM	Apollo Tactical Income Fund, Inc.	12/27/19	Pay	0.300% +3 Month LIBOR	Quarterly	546	$7,495	$23
JPM	BlackRock Debt
	Strategies Fund, Inc.	5/23/19	Pay	0.800% +3 Month LIBOR	Quarterly	6,191	68,630	(8,247)
JPM	BlackRock Floating Rate
	Income Strategies Fund, Inc.	8/30/19	Pay	0.462% +3 Month LIBOR	Quarterly	4,417	59,362	(6,880)
JPM	Colony Capital, Inc.,
	8.750%, Series E	4/27/19	Pay	0.826% +3 Month LIBOR	Quarterly	6,970	177,240	(16,221)
JPM	Eaton Vance Floating-Rate
	Income Trust	3/16/19	Pay	0.800% +3 Month LIBOR	Quarterly	4,124	58,200	(6,068)
JPM	Eaton Vance Senior Floating-
	Rate Income Trust	8/30/19	Pay	1.000% +3 Month LIBOR	Quarterly	2,841	40,086	(4,495)
JPM	First Trust Senior Floating Rate
	Income Fund II	3/16/19	Pay	0.800% +3 Month LIBOR	Quarterly	5,272	68,452	(9,508)
JPM	Invesco Dynamic Credit
	Opportunities Fund	5/23/19	Pay	0.802% +3 Month LIBOR	Quarterly	8,430	97,062	(10,622)
JPM	Invesco Senior Income Trust	3/16/19	Pay	1.000% +3 Month LIBOR	Quarterly	27,652	121,333	(13,405)
JPM	Nuveen AMT-Free Municipal
	Credit Income Fund	11/28/19	Pay	0.300% +3 Month LIBOR	Quarterly	1,413	19,230	499
JPM	Nuveen AMT-Free Quality
	Municipal Income Fund	11/28/19	Pay	0.300% +3 Month LIBOR	Quarterly	1,566	19,245	8
JPM	Nuveen California Quality
	Municipal Income Fund	11/28/19	Pay	0.300% +3 Month LIBOR	Quarterly	1,536	19,246	313
JPM	Nuveen Credit Strategies
	Income Fund	5/23/19	Pay	0.800% +3 Month LIBOR	Quarterly	8,620	68,756	(5,071)
JPM	Nuveen Preferred and
	Income 2022 Term Fund	11/29/19	Pay	0.300% +3 Month LIBOR	Quarterly	894	19,275	(767)
								$(95,058)

JPM – JPMorgan Chase & Co., Inc.
LIBOR – London Interbank Offered Rate
*	Based on the net swap value held at each counterparty, unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
SCHEDULE OF INVESTMENTS (continued)
Reverse Repurchase Agreements
December 31, 2018

Counterparty	Rate	Trade Date	Maturity Date	Principle	Principle & Interest
JPM	3.256%	12/26/18	1/24/19	$175,104	$175,199
				$175,104	$175,199

JPM – JPMorgan Chase & Co., Inc.

The weighted average daily balance of reverse repurchase agreements during the year ended December 31, 2018 was $342,559(a), at a weighted average interest rate of 3.02%. Total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at December 31, 2018 was $226,996.

(a)	Positions were open four months during the reporting period.

Securities Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	Overnight and			Greater than
	Continuous	Up to 30 Days	31-90 Days	90 Days	Total
Reverse Repurchase Agreements
Corporate Bonds	$—	$175,104	$—	$—	$175,104
Total Borrowings	$—	$175,104	$—	$—	$175,104
Gross amount of recognized liabilities
for reverse repurchase agreements					$175,104

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2018

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit Event Fund
ASSETS:
Investments, at value (Cost
$2,731,450,943, $143,804,808,
and $4,215,205, respectively)	$2,724,324,711	$140,178,038	$4,170,207
Deposits at brokers for
securities sold short	442,213,843	19,911,544	—
Deposit at brokers for
other investments	84,412,829	1,678,691	—
Receivable for forward
currency exchange contracts	864,485	115,492	—
Receivable for swap contracts	9,638,033	1,653,984	—
Receivable for fund shares issued	33,792,463	1,921,438	—
Receivable for investments sold	25,971,947	1,840,678	—
Dividends and interest receivable	8,126,157	536,988	55,815
Receivable from
investment advisor	—	—	14,959
Prepaid expenses
and other receivables	107,404	23,800	38,439
Total Assets	3,329,451,872	167,860,653	4,279,420

LIABILITIES:
Securities sold short, at value
(Proceeds of $442,213,843,
$19,911,544, and
$—, respectively)	472,937,703	18,586,026	—
Written option contracts,
at value (Premiums received
$5,417,372, $821,050,
and $—, respectively)	3,265,791	296,486	—
Payable for swap contracts	14,656	—	95,058
Payable for reverse
repurchase agreements	—	—	175,104
Payable for
investments purchased	81,672,124	3,322,465	190,118
Payable for fund
shares redeemed	6,374,161	121,558	—
Payable to the
investment adviser	2,291,340	223,779	—
Distribution fees payable	363,274	2,560	24
Dividends and interest payable	125,335	9,849	—
Interest payable for reverse
repurchase agreements	—	—	95
Accrued expenses
and other liabilities	1,056,382	64,159	36,755
Total Liabilities	568,100,766	22,626,882	497,154
NET ASSETS	$2,761,351,106	$145,233,771	$3,782,266
The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF ASSETS AND LIABILITIES (continued)
December 31, 2018

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit Event Fund
NET ASSETS CONSISTS OF:
Paid-in capital	$2,786,816,535	$146,678,850	$3,961,953
Distributable loss	(25,465,429)	(1,445,079)	(179,687)
Total Net Assets	$2,761,351,106	$145,233,771	$3,782,266

Investor Class
Net assets	$1,265,234,999	$10,310,844	$38,458
Shares outstanding	77,073,635	1,019,219	4,030
Net asset value and
offering price per share*	$16.42	$10.12	$9.54

Institutional Class
Net assets	$1,496,116,107	$134,922,927	$3,743,808
Shares outstanding	91,787,395	13,305,790	392,087
Net asset value and
offering price per share*	$16.30	$10.14	$9.55

*	The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2018

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit Event Fund
INVESTMENT INCOME:
Interest	$26,809,694	$2,470,021	$102,770
Dividend income on long positions
(net of foreign withholding
taxes of $31,736, $597,
and $—, respectively)	46,884,029	1,846,750	18,846
Total investment income	73,693,723	4,316,771	121,616
EXPENSES:
Investment advisory fees	24,647,875	1,523,379	38,383
Distribution fees (Investor Class)	2,924,173	20,553	66
Sub transfer agent fees
(Investor Class)	1,426,961	9,502	26
Sub transfer agent fees
(Institutional Class)	877,791	115,023	1,059
Administration fees	901,714	76,954	27,297
Professional fees	769,839	121,153	66,403
Transfer agent and shareholder
servicing agent fees	444,305	41,986	24,906
Reports to shareholders	340,261	22,037	7,582
Miscellaneous expenses	285,194	15,022	4,305
Fund accounting expenses	265,784	73,512	24,032
Custody fees	250,865	25,910	4,033
Trustees’ fees and expenses	231,496	27,621	11,289
Federal and state
registration fees	212,114	46,615	26,608
Compliance fees	188,499	8,662	303
Borrowing expenses on
securities sold short	3,440,233	198,624	—
Dividends on securities
sold short	6,678,660	362,879	—
Interest on reverse
repurchase agreements	—	—	3,330
Total expenses
before expense
waiver/recoupment/
reimbursement
by adviser	43,885,764	2,689,432	239,622
Expense waived/recouped/
reimbursed by adviser (Note 3)	(640,863)	13,168	(173,278)
Net expenses	43,244,901	2,702,600	66,344
NET INVESTMENT INCOME	$30,448,822	$1,614,171	$55,272

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
STATEMENTS OF OPERATIONS (continued)
For the Year Ended December 31, 2018

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit Event Fund
REALIZED AND CHANGE IN
UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Realized gain (loss) on:
Investments	$82,304,480	$(710,488)	$(49,170)
Securities sold short	(22,066,527)	(570,369)	—
Written option contracts
expired or closed	7,154,341	2,527,538	—
Forward currency
exchange contracts	8,268,399	443,110	—
Swap contracts	99,914,456	(786,412)	15,279
Foreign currency transactions	(511,283)	883	—
Net realized gain (loss)	175,063,866	904,262	(33,891)
Change in unrealized
appreciation (depreciation) on:
Investments	(120,908,793)	(3,966,329)	(44,998)
Securities sold short	103,843,009	3,078,245	—
Written option contracts	7,173,274	356,956	—
Forward currency
exchange contracts	4,478,093	341,257	—
Swap contracts	(17,129,011)	3,677,484	(95,058)
Foreign currency translation	(186)	26	—
Net unrealized
appreciation (depreciation)	(22,543,614)	3,487,639	(140,056)
NET REALIZED AND CHANGE IN
UNREALIZED GAIN (LOSS)
ON INVESTMENTS	152,520,252	4,391,901	(173,947)
NET INCREASE (DECREASE) IN
NET ASSETS RESULTING
FROM OPERATIONS	$182,969,074	$6,006,072	$(118,675)

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Net investment income	$30,448,822	$13,712,613
Net realized gain on investments, securities
sold short, written option contracts
expired or closed, forward currency
exchange contracts, swap contracts,
and foreign currency transactions	175,063,866	100,103,386
Net change in unrealized depreciation
on investments, securities sold short,
written option contracts, forward currency
exchange contracts, swap contracts,
and foreign currency translation	(22,543,614)	(39,708,339)
Net increase in net assets
resulting from operations	182,969,074	74,107,660

Investor Class — Distributions to
shareholders from: (Note 5)
Total dividends and distributions
to shareholders — Investor Class	(55,076,117)	(6,825,795	)*

Institutional Class — Distributions to
shareholders from: (Note 5)
Total dividends and distributions —
Institutional Class	(70,480,790)	(11,286,042	)*

Net increase (decrease) in net assets from
capital share transactions (Note 4)	389,567,339	(659,130,663)
Net increase (decrease) in net assets	446,979,506	(603,134,840)

NET ASSETS:
Beginning of year	2,314,371,600	2,917,506,440
End of year	$2,761,351,106	$2,314,371,600	**

*	For the year ended December 31, 2017, distributions to shareholders from net investment income were $6,825,795 for the Investor Class and $11,286,042 for the Institutional Class.
**	Includes accumulated undistributed net investment loss of $(11,805,166).

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
Net investment income (loss)	$1,614,171	$(26,139)
Net realized gain on investments,
securities sold short, written option contracts
expired or closed, forward currency
exchange contracts, swap contracts,
and foreign currency transactions	904,262	10,828,732
Net change in unrealized appreciation
(depreciation) on investments, securities sold
short, written option contracts, forward
currency exchange contracts, swap contracts,
and foreign currency translation	3,487,639	(5,668,571)
Net increase in net assets
resulting from operations	6,006,072	5,134,022

Investor Class — Distributions to
shareholders from: (Note 5)
Total dividends and distributions —
Investor Class	(519,098)	(55,388)*

Institutional Class — Distributions to
shareholders from: (Note 5)
Total dividends and distributions —
Institutional Class	(7,102,230)	(941,430)*

Net increase (decrease) in net assets from
capital share transactions (Note 4)	47,260,037	(17,494,919)
Net increase (decrease) in net assets	45,644,781	(13,357,715)

NET ASSETS:
Beginning of year	99,588,990	112,946,705
End of year	$145,233,771	$99,588,990 **

*	For the year ended December 31, 2017, distributions to shareholders from net realized gains were $55,388 for the Investor Class and $941,430 for the Institutional Class.
**	Includes accumulated undistributed net investment income of $2,151,649.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
STATEMENT OF CHANGES IN NET ASSETS

Year Ended
December 31, 2018
Net investment income	$55,272
Net realized loss on investments and swap contracts	(33,891)
Net change in unrealized depreciation
on investments and swap contracts	(140,056)
Net decrease in net assets resulting from operations	(118,675)

Investor Class – Distributions to shareholders from: (Note 5)
Total dividends and distributions – Investor Class	(547)

Institutional Class – Distributions to shareholders from: (Note 5)
Total dividends and distributions – Institutional Class	(60,465)

Net increase in net assets from capital share transactions (Note 4)*	3,961,953
Net increase in net assets	3,782,266

NET ASSETS:
Beginning of year*	—
End of year	$3,782,266

*
The Fund received a seed investment of $2,710,000 on December 29, 2017 in a non-interest bearing account.  The Fund did not conduct investment activity nor incur operating expenses until January 2, 2018.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Institutional Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value,
beginning of year	$15.83	$15.56	$15.25	$15.58	$15.97

Income from
investment operations:
Net investment
income (loss)(1)(2)	0.23	0.10	(0.04)	(0.03)	0.37
Net realized and unrealized
gain (loss) on investments	1.03	0.33	0.49	(0.05)	(0.10)
Total from
investment operations	1.26	0.43	0.45	(0.08)	0.27

Less distributions:
From net investment income	(0.23)	(0.16)	(0.14)	(0.18)	(0.45)
From net realized gains	(0.56)	—	—	(0.07)	(0.21)
Total dividends and distributions	(0.79)	(0.16)	(0.14)	(0.25)	(0.66)
Net Asset Value, end of year	$16.30	$15.83	$15.56	$15.25	$15.58
Total Return	7.98%	2.74%	2.94%	(0.52)%	1.63%

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Institutional Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Supplemental data and ratios:
Net assets, end of year (000’s)	$1,496,116	$1,152,718	$1,377,041	$1,247,332	$1,332,078
Ratio of gross expenses
to average net assets:
Before expense reimbursement	1.64%	1.55%	1.70%	1.54%	1.44%
After expense reimbursement	1.61%	1.48%	1.59%	1.41%	1.28%
Ratio of dividends and interest on
short positions and borrowing
expense on securities sold
short to average net assets	0.41%	0.37%	0.52%	0.40%	0.29%
Ratio of operating expense
to average net assets excluding
dividends and interest on short
positions and borrowing
expense on securities sold short	1.20%	1.11%	1.07%	1.01%	0.99%
Ratio of net investment income
(loss) to average net assets	1.38%	0.66%	(0.27)%	(0.21)%	2.30%
Portfolio turnover rate(3)	155%	166%	182%	157%	137%

(1)
Net investment income (loss) before dividends and interest on short positions and borrowing expense on securities sold short for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 was $0.29, $0.16, $0.04, $0.03, and $0.42, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value,
beginning of year	$15.94	$15.66	$15.31	$15.63	$16.01

Income from
investment operations:
Net investment
income (loss)(1)(2)	0.18	0.05	(0.09)	(0.08)	0.33
Net realized and unrealized
gain (loss) on investments	1.05	0.32	0.49	(0.05)	(0.10)
Total from
investment operations	1.23	0.37	0.40	(0.13)	0.23

Less distributions:
From net investment income	(0.19)	(0.09)	(0.05)	(0.12)	(0.40)
From net realized gains	(0.56)	—	—	(0.07)	(0.21)
Total dividends and distributions	(0.75)	(0.09)	(0.05)	(0.19)	(0.61)
Net Asset Value, end of year	$16.42	$15.94	$15.66	$15.31	$15.63
Total Return	7.68%	2.39%	2.61%	(0.82)%	1.43%

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

Investor Class

	Year Ended December 31,
	2018	2017	2016	2015	2014
Supplemental data and ratios:
Net assets, end of year (in millions)	$1,265	$1,162	$1,540	$3,509	$4,069
Ratio of gross expenses
to average net assets:
Before expense waiver	1.94%	1.87%	2.03%	1.87%	1.68%
After expense waiver	1.91%	1.80%	1.92%	1.74%	1.52%
Ratio of dividends and interest on
short positions and borrowing
expense on securities sold short
to average net assets	0.41%	0.37%	0.52%	0.40%	0.29%
Ratio of operating expense
to average net assets excluding
dividends and interest on short
positions and borrowing
expense on securities sold short	1.50%	1.43%	1.40%	1.34%	1.23%
Ratio of net investment income
(loss) to average net assets	1.08%	0.34%	(0.60)%	(0.53)%	2.06%
Portfolio turnover rate(3)	155%	166%	182%	157%	137%

(1)
Net investment income (loss) before dividends and interest on short positions and borrowing expense on securities on securities sold short for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 was $0.25, $0.11, $(0.01), $(0.02), and $0.38, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Institutional Class

					For the
					Period from
					January 2,
					2014^
					through
	Year Ended December 31,				December 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value,
beginning of period	$10.17	$9.81	$9.62	$10.14	$10.00
Income from
investment operations:
Net investment
income (loss)(1)(2)	0.14	0.00 (6)	(0.04)	0.01	0.05
Net realized and
unrealized gain (loss)
on investments	0.39	0.46	0.31	(0.22)	0.34
Total from
investment operations	0.53	0.46	0.27	(0.21)	0.39
Less distributions:
From net
investment income	(0.43)	—	(0.08)	(0.09)	—
From net realized gains	(0.13)	(0.10)	—	(0.22)	(0.25)
Total dividends
and distributions	(0.56)	(0.10)	(0.08)	(0.31)	(0.25)
Net Asset Value,
end of period	$10.14	$10.17	$9.81	$9.62	$10.14
Total Return	5.27%	4.72%	2.86%	(2.08)%	3.87	%(3)

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS (continued)

Institutional Class

					For the
					Period from
					January 2,
					2014^
					through
	Year Ended December 31,				December 31,
	2018	2017	2016	2015	2014
Supplemental data and ratios:
Net assets, end of
period (000’s)	$134,923	$94,031	$112,947	$96,489	$12,085
Ratio of gross expenses
to average net assets:
Before expense
reimbursement/
recoupment	2.19%	2.20%	2.37%	2.23%	7.95	%(4)
After expense
reimbursement/
recoupment	2.20%	2.24%	2.36%	2.09%	2.39	%(4)
Ratio of dividends and interest
on short positions and borrowing
expense on securities sold short
to average net assets	0.46%	0.50%	0.62%	0.35%	0.65	%(4)
Ratio of operating expenses to
average net assets excluding
dividends and interest on
short positions and borrowing
expense on securities sold
short (after expense
reimbursement/recoupment)	1.74%	1.74%	1.74%	1.74%	1.74	%(4)
Ratio of net investment income
(loss) to average net assets	1.34%	(0.02)%	(0.46)%	0.05%	0.52	%(4)
Portfolio turnover rate(5)	230%	283%	217%	199%	212	%(3)
(1)
Net investment income (loss) before dividends and interest on short positions and borrowing expense on securities sold short for the years ended December 31, 2018, 2017, 2016, 2015, and the period ended December 31, 2014 was $0.19, $0.05, $0.02, $0.04, and $0.12, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

(6)	Amount calculated is less than $(0.005).
^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Event-Driven Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

Investor Class

		For the
		Period from
		March 22, 2017^
	Year Ended	through
	December 31,	December 31,
	2018	2017
Per Share Data:
Net asset value, beginning of period	$10.16	$9.89
Income from investment operations:
Net investment income (loss)(1)(2)	0.11	(0.01)
Net realized and unrealized gain on investments	0.39	0.38
Total from investment operations	0.50	0.37
Less distributions:
From net investment income	(0.41)	—
From net realized gains	(0.13)	(0.10)
Total dividends and distributions	(0.54)	(0.10)
Net Asset Value, end of period	$10.12	$10.16
Total Return	4.95%	3.77	%(3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$10,311	$5,558
Ratio of gross expenses to average net assets:
Before expense recoupment	2.44%	2.52	%(4)
After expense recoupment	2.45%	2.54	%(4)
Ratio of dividends and interest on short positions
and borrowing expense on securities
sold short to average net assets	0.46%	0.55	%(4)
Ratio of operating expenses to average net assets
excluding dividends and interest on short
positions and borrowing expense on securities
sold short (after expense recoupment)	1.99%	1.99	%(4)
Ratio of net investment income (loss)
to average net assets	1.09%	(0.17	)%(4)
Portfolio turnover rate(5)	230%	283	%(3)

(1)
Net investment income (loss) before dividends and interest on short positions and borrowing expense on securities on securities sold short for the years ended December 31, 2018 and 2017 was $0.16 and $0.03, respectively.

(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions).  The denominator includes the average long positions throughout the period.

^	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Institutional Class

Year Ended
December 31, 2018
Per Share Data:
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income(1)(2)	0.14
Net realized and unrealized loss on investments	(0.43)
Total from investment operations	(0.29)
Less distributions:
From net investment income	(0.16)
Total dividends and distributions	(0.16)
Net Asset Value, end of year	$9.55
Total Return	(2.93)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$3,744
Ratio of gross expenses to average net assets:
Before expense reimbursement	6.24%
After expense reimbursement	1.73%
Ratio of interest on reverse repurchase
agreements to average net assets	0.09%
Ratio of operating expenses to average net assets
excluding interest on reverse repurchase
agreements (after expense reimbursement)	1.64%
Ratio of net investment income to average net assets	1.44%
Portfolio turnover rate(3)	192%

(1)	Net investment income before interest on reverse repurchase agreements for the year ended December 31, 2018 is $0.15.
(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts and reverse repurchase agreements). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

WCM Alternatives: Credit Event Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each year.

Investor Class
Year Ended
December 31, 2018
Per Share Data:
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income(1)(2)	0.12
Net realized and unrealized loss on investments	(0.44)
Total from investment operations	(0.32)
Less distributions:
From net investment income	(0.14)
Total dividends and distributions	(0.14)
Net Asset Value, end of year	$9.54
Total Return	(3.23)%

Supplemental data and ratios:
Net assets, end of year (000’s)	$38
Ratio of gross expenses to average net assets:
Before expense reimbursement	6.56%
After expense reimbursement	1.98%
Ratio of interest on reverse repurchase
agreements to average net assets	0.09%
Ratio of operating expenses to average net assets
excluding interest on reverse repurchase
agreements (after expense reimbursement)	1.89%
Ratio of net investment income to average net assets	1.19%
Portfolio turnover rate(3)	192%

(1)	Net investment income before interest on reverse repurchase agreements for the year ended December 31, 2018 is $0.13.
(2)	Net investment income per share has been calculated based on average shares outstanding during the year.
(3)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, swap contracts and reverse repurchase agreements). The denominator includes the average long positions throughout the year.

The accompanying notes are an integral part of these financial statements.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2018

Note 1 — ORGANIZATION
The Merger Fund (“TMF”) is a no-load, open-end, diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TMF was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, TMF’s fundamental investment policies were amended to permit TMF to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became TMF’s investment adviser, and TMF began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became TMF’s investment adviser. Therefore, the performance information included for periods prior to 2011 reflects the performance of Westchester Capital Management, Inc. Roy Behren and Michael Shannon, TMF’s current portfolio managers, have served as co-portfolio managers of TMF since January 2007. The Investor Class inception date was January 31, 1989, and the Institutional Class inception date was August 1, 2013. The investment objective of TMF is to seek to achieve capital growth by engaging in merger arbitrage. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. At December 31, 2018, 84.6% of the shares outstanding of TMF’s Investor Class were owned by 6 omnibus accounts.  At December 31, 2018, 77.2% of the shares outstanding of TMF’s Institutional Class were owned by 5 omnibus accounts.

Westchester Capital Funds (“WCF”) is an open-end series management investment company organized under the laws of the Commonwealth of Massachusetts on March 20, 2013, and registered under the 1940 Act. WCM Alternatives: Event-Driven Fund (“EDF”), the first series within WCF, is a no-load, open-end, diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class inception date was January 2, 2014. The Investor Class inception date was March 22, 2017. The investment objective of EDF is to seek to provide attractive risk-adjusted returns with low relative volatility in virtually all market environments. WCM Alternatives: Credit Event Fund (“CEF”), the second series within WCF, is a no-load, open-end, non-diversified investment company with two classes of shares, Investor Class shares and Institutional Class shares. The Institutional Class and Investor Class inception date was December 29, 2017. The investment objective of CEF is to seek attractive risk-adjusted returns independent of market cycles. Risk-adjusted return is a concept

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 1 — ORGANIZATION (continued)
that considers not only an investment’s return, but also the amount of potential risk involved in producing that return. At December 31, 2018, 96.7% of the shares outstanding of EDF’s Investor Class were owned by 3 omnibus accounts. At December 31, 2018, 97.3% of the shares outstanding of EDF’s Institutional Class were owned by 3 omnibus accounts. At December 31, 2018, 84.9% and 15.1% of the shares outstanding of CEF’s Investor Class were owned by 3 omnibus accounts and by affiliates of the Adviser, respectively. At December 31, 2018, 51.7% and 40.4% of the shares outstanding of CEF’s Institutional Class were owned by 2 omnibus accounts and by affiliates of the Adviser, respectively.  At December 31, 2018, 25.2% and 97.4% of the shares outstanding of CEF’s Investor Class and CEF’s Institutional Class were owned by affiliates of the Adviser through omnibus accounts or were directly held.

Each class of shares of TMF, EDF and CEF (each a “Fund” and together, the “Funds”) has different eligibility and minimum investment requirements. The underlying assets attributable to a class of a Fund are charged with the expenses attributable to that class of the Fund and with a share of the general expenses of the Fund. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Boards of Trustees of the Funds (the “Board of Trustees” or “Trustees”) in such manner as the Trustees determine. Shares of classes may have different voting rights, such as (i) when required by the 1940 Act, or (ii) when the Trustees determine that such a matter affects only the interests of a particular class. Shares have no preemptive or subscription rights. The Institutional Class shares do not have a distribution fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments of a Fund are allocated to each class of a Fund based on its relative net assets.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 – Investment Companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A.	Investment Valuation

Equity securities, including common and preferred stocks, closed-end funds and ETFs, that trade on an exchange will typically be valued based on the last reported sale price. Securities listed on NASDAQ are typically valued using the NASDAQ Official Closing Price. The securities valued using quoted prices in active markets are classified as Level 1 investments. If, on a particular day, an exchange-listed security does not trade, then the mean between the closing bid and asked prices will typically be used to value the security. These securities are classified as Level 2 investments. Fixed income securities having a maturity of greater than 60 days are typically valued based on evaluations provided by an independent pricing vendor. Investments in United States government securities (other than short-term securities) are valued at the mean between the 4:00 p.m. New York time bid and asked prices supplied by a third party vendor. Short-term fixed-income securities having a maturity of less than 60 days are valued at market quotations or based on valuations supplied by a third party pricing service. If a reliable price from a third party pricing service is unavailable, amortized cost may be used if it is determined that the instrument’s amortized cost value represents approximately the fair value of the security. These securities are classified as Level 2 investments.

Investments in Special Purpose Acquisition Companies, including their related units, shares, rights and warrants (each a “SPAC interest”), will typically be valued by reference to the last reported transaction for the composite exchange. These securities are classified as Level 1 investments. If, on a particular day, no reliable market transaction is readily available and reported for the composite exchange, then the mean between the closing bid and asked prices on the composite exchange will be used to value the SPAC interest, or the SPAC interest will be fair valued in accordance with the Fund’s pricing procedures. These securities are classified as Level 2 investments.

Exchange-traded options are typically valued at the higher of the intrinsic value of the option (i.e., what a Fund would pay or can receive upon the option being exercised) or the last reported composite sale price when such sale falls between the bid and asked prices. When the last sale of an exchange-traded option is outside the bid and asked prices, the Funds will typically value the option at the higher of the intrinsic value of the option or the mean between the highest end of day option bid price and the lowest end of day option ask price. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange and/or are fair valued in accordance with the Fund’s pricing procedures are classified as Level 2 investments.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered open-end investment companies, including Money Market Funds, are typically valued at their reported net asset value (“NAV”) per share. These securities are generally classified as Level 1 investments.

Forward currency contracts are valued daily at the prevailing forward exchange rate. These securities are generally classified as Level 2.

In general, swap prices are determined using the same methods as would be used to price the underlying security. When the underlying security is the subject of a completed corporate reorganization for which the final deal terms are known, the swap is priced at the value of the consideration to be received by the Funds. The credit quality of counterparties and collateral is monitored and the valuation of a swap may be adjusted if it is believed that the credit quality of the counterparty or collateral affects the market value of the swap position. These securities are generally classified as Level 2 investments.

Due to the short-term nature of the reverse repurchase agreements, amortized cost approximates fair value at December 31, 2018. These securities are generally classified as Level 2 investments.

The Funds typically fair value securities and assets for which (a) market quotations are not readily available or (b) market quotations are believed to be unrepresentative of market value. For example, the Funds may fair value a security that primarily trades on an exchange that closes before the New York Stock Exchange (“NYSE”) if a significant event occurs after the close of the exchange on which the security primarily trades but before the NYSE closes. Fair valuations are determined in good faith by the Valuation Group (the “Valuation Group”), a committee comprised of persons who are officers of the Trust or representatives of the Adviser, acting pursuant to procedures adopted by the Board. When fair value pricing is employed, the prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. In addition, due to the subjective nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. These securities are generally classified as Level 2 or 3 depending on the inputs as described below.

The Funds have performed analyses of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —
Significant unobservable inputs are those inputs that reflect the applicable Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Funds as of December 31, 2018. These assets and liabilities are measured on a recurring basis.

The Merger Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,095,575,320	$14,910,885	$59,773,482	$1,170,259,687
Special Purpose
Acquisition Companies	139,677,072	18,248,550	—	157,925,622
Closed-End Funds	287,006,543	—	—	287,006,543
Preferred Stocks	1,615,867	—	—	1,615,867
Contingent Value Rights	—	—	26,735	26,735
Rights	410,858	—	—	410,858
Warrants	931,037	188,577	—	1,119,614
Bank Loans	—	50,496,863	—	50,496,863
Corporate Bonds	—	187,667,495	—	187,667,495
Purchased Option Contracts	12,694,307	—	—	12,694,307
Escrow Notes	—	—	1,927,279	1,927,279
Short-Term Investments	804,001,111	49,172,730	—	853,173,841
Forward Currency
Exchange Contracts**	—	864,485	—	864,485
Swap Contracts**	—	9,638,033	—	9,638,033
Total	$2,341,912,115	$331,187,618	$61,727,496	$2,734,827,229

Liabilities
Short Common Stocks*	$(455,686,614)	$(3,761,209)	$—	$(459,447,823)
Private Placements	—	(13,489,880)	—	(13,489,880)
Written Option Contracts	(3,265,791)	—	—	(3,265,791)
Swap Contracts**	—	(14,656)	—	(14,656)
Total	$(458,952,405)	$(17,265,745)	$—	$(476,218,150)

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

WCM Alternatives: Event-Driven Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$45,456,001	$775,335	$1,016,674	$47,248,010
Special Purpose
Acquisition Companies	22,610,504	2,639,621	—	25,250,125
Closed-End Funds	9,792,979	—	—	9,792,979
Preferred Stocks	3,964,407	—	—	3,964,407
Contingent Value Rights	—	—	1,286	1,286
Rights	106,830	37,021	—	143,851
Warrants	197,978	93,543	—	291,521
Bank Loans	—	1,366,700	—	1,366,700
Convertible Bonds	—	312,679	—	312,679
Corporate Bonds	—	22,687,014	—	22,687,014
Purchased Option Contracts	1,778,919	28,831	—	1,807,750
Escrow Notes	—	—	60,608	60,608
Short-Term Investments	11,410,990	15,840,118	—	27,251,108
Forward Currency
Exchange Contracts**	—	115,492	—	115,492
Swap Contracts**	—	1,653,984	—	1,653,984
Total	$95,318,608	$45,550,338	$1,078,568	$141,947,514

Liabilities
Short Common Stocks*	$(16,889,259)	$(665,060)	$—	$(17,554,319)
Private Placements	—	(1,031,707)	—	(1,031,707)
Written Option Contracts	(296,486)	—	—	(296,486)
Total	$(17,185,745)	$(1,696,767)	$—	$(18,882,512)

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

WCM Alternatives: Credit Event Fund

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Special Purpose
Acquisition Companies	$1,422,947	$138,829	$—	$1,561,776
Closed-End Funds	42,913	—	—	42,913
Preferred Stocks	21,051	—	—	21,051
Warrants	9,887	—	—	9,887
Bank Loans	—	187,625	—	187,625
Corporate Bonds	—	2,234,246	—	2,234,246
Short-Term Investments	112,709	—	—	112,709
Total	$1,609,507	$2,560,700	$—	$4,170,207

Liabilities
Swap Contracts**	$—	$(95,058)	$—	$(95,058)
Reverse Repurchase Agreements	—	(175,104)	—	(175,104)
Total	$—	$(270,162)	$—	$(270,162)

*	Please refer to the Schedules of Investments to view long/short common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by counterparty.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on comparable securities, trading volume, maturity date, market bid and ask prices, prices on comparable securities and other significant inputs. Level 3 securities are valued by using broker quotes or such other pricing sources or data as are permitted by the Funds’ pricing procedures. At December 31, 2018, the value of these securities held by TMF and EDF were $61,727,496 and $1,078,568, respectively. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs as described in Note 2 A. The appropriateness of fair values for these securities is monitored by the Valuation Group on an ongoing basis.

There were no transfers into or out of Level 3 for TMF and EDF for the year ended December 31, 2018.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The Merger Fund
	Common	Contingent		Escrow	Total
Description	Stocks	Value Rights		Notes	Investment
Balance as of December 31, 2017	$58,982,517	$991,436		$1,989,450	$61,963,403
Purchases on Investments*	—	—		— **	—	**
(Sales) of Investments	—	—	**	—	—	**
Realized (Gain) Loss	—	(1,604,997)		—	(1,604,997)
Transfers Into Level 3	—	—		—	—
(Transfer Out) of Level 3	—	—		—	—
Change in Unrealized
Appreciation (Depreciation)	790,965	640,296		(62,171)	1,369,090
Balance as of December 31, 2018	$59,773,482	$26,735		$1,927,279	$61,727,496

Change in unrealized appreciation
(depreciation) during the year
for Level 3 investments held at
December 31, 2018	$790,965	$409,614		$(62,171)	$1,138,408

WCM Alternatives: Event-Driven Fund
	Common	Contingent		Escrow	Total
Description	Stocks	Value Rights		Notes	Investment
Balance as of December 31, 2017	$1,003,220	$5,293		$218,306	$1,226,819
Purchases on Investments	—	—		—	—
(Sales) of Investments	—	—	**	— **	—	**
Realized (Gain) Loss	—	(5,000)		—	(5,000)
Transfers Into Level 3	—	—		—	—
(Transfer Out) of Level 3	—	—		—	—
Change in Unrealized
Appreciation (Depreciation)	13,454	993		(157,698)	(143,251)
Balance as of December 31, 2018	$1,016,674	$1,286		$60,608	$1,078,568

Change in unrealized appreciation
(depreciation) during the year
for Level 3 investments held at
December 31, 2018	$13,454	$19,734		$2,531	$35,719

*	Includes receipts from corporate actions.
**	Amount less than $0.50.

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. The net change in unrealized appreciation (depreciation) on investments related to Level 3 securities held by TMF and EDF at December 31, 2018 totals $1,369,090 and $(143,251), respectively.  CEF held no Level 3 securities during the year ended December 31, 2018.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Significant unobservable valuation inputs monitored by the Valuation Group under the supervision of the Board of Trustees for restricted securities or material Level 3 investments as of December 31, 2018 for both TMF and EDF are as follows:

The Merger Fund

	Fair Value at	Valuation	Unobservable
Description	December 31, 2018	Technique	Input
Common Stock	$59,773,482	Discounted Cash	Discount Rates/
		Flow Model	Terminal Value/
Cash Flow Projections

Escrow Note	$ —*	Projected Final	Discount of Projected
		Distribution**	Distribution

*	Amount less than $0.50.
**
This Level 3 security was received through a corporate action. The security is being kept open due to the potential of an additional distribution. Based on the evaluation of the likelihood of an additional distribution, the security is being priced at zero.

WCM Alternatives: Event-Driven Fund

	Fair Value at	Valuation	Unobservable
Description	December 31, 2018	Technique	Input
Common Stock	$ 1,016,674	Discounted Cash	Discount Rates/
		Flow Model	Terminal Value/
Cash Flow Projections

The tables above do not include certain Level 3 investments that are valued by brokers. At December 31, 2018, the value of these securities for TMF and EDF were $1,954,014 and $61,894, respectively. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2 A.

B.	Federal Income Taxes

No provision for federal income taxes has been made since the Funds have complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid federal excise tax.

The Funds have reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2018, TMF’s and EDF’s open Federal and New York tax years include the tax

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
years ended December 31, 2015 through December 31, 2018. CEF is in its first year of operations and therefore open Federal and New York tax include the tax year ended December 31, 2018. The Funds have no tax examination in progress.

C.	Transactions with Brokers

The Funds’ deposits at brokers for securities sold short and deposits at brokers for other investments are with two securities dealers. The Funds are required by the brokers to maintain collateral for securities sold short. The receivable from brokers for securities sold short on the Statements of Assets and Liabilities represents the proceeds from securities sold short that is maintained at the broker. The Funds do not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Funds may maintain cash deposits at brokers beyond the receivables for short sales. On the Statement of Assets and Liabilities, these are classified as deposits at brokers for other investments.  A Fund may be required by the brokers with which it executes short sales to maintain an additional amount of collateral in a special tri-party custody arrangement for the benefit of the broker.

The Funds’ equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities.

D.	Securities Sold Short

The Funds sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statements of Assets and Liabilities. The Funds will incur losses if the price of the security increases between the date of the short sale and the date on which the Funds purchase the securities to replace the borrowed securities. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
The Funds are liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Funds are required to pay to the lender any income earned, which is recorded as an expense by the Funds. The Funds segregate liquid assets in an amount equal to the market value of securities sold short, which is reflected in the Schedules of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

E.	Written Option Contracts

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds write (sell) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.  When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised.  These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Funds realize gains or losses from the sale of the underlying security.  When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.	Purchased Option Contracts

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds purchase put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Funds purchase an option contract, an amount equal to the premiums paid is included in the Statements of

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
Assets and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Funds. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

G.	Forward Currency Exchange Contracts

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. TMF and EDF used forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward currency exchange contracts obligating the Funds to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 P. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

H.	Equity Swap Contracts

The Funds are subject to equity price risk and interest rate risk in the normal course of pursuing their investment objectives. The Funds entered into long and/or short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Funds to receive from the

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
counterparty any appreciation and dividends paid on an individual security, while obligating the Funds to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract at a rate equal to LIBOR plus an agreed upon spread (refer to the Schedules of Investments for further disclosure of the contracts’ financing rates). A short equity swap contract obligates the Funds to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Funds to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (refer to the Schedules of Investments for further disclosure of the contracts’ financing rates). Refer to Note 2 A. for a pricing description.

The Funds may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Funds to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Funds are also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Funds to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Funds will realize gains or losses upon termination or reset of the contract. The Funds or the Funds’ counterparty, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 P. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Equity swap contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statements of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

I.	Reverse Repurchase Agreements

CEF may enter into reverse repurchase agreements. In a reverse repurchase agreement, CEF sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
value of the security may decline below the repurchase price of the security. CEF will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments, at value on the Statements of Assets and Liabilities and are noted on CEF’s Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest payable for reverse repurchase agreements on the Statements of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest expense on reverse repurchase agreements on the Statements of Operations. Refer to Note 2 P. for future counterparty risk disclosure.

J.	Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at the end of each Fund’s fiscal year.

K.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include fluctuations in currency exchange rates and adverse political, cultural, regulatory, legal, tax, and economic developments as well as different custody and/or settlement practices or delayed settlements in some foreign markets. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

L.	Foreign Currency Transactions

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences. Foreign currency, if any, held as cash by the Funds’ custodian is reported separately on the Statements of Assets and Liabilities.

M.	Cash and Cash Equivalents

The Funds consider highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedules of Investments as well as in investments on the Statements of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

N.	Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds have not historically incurred material expenses in respect of those provisions.

O.	Security Transactions, Investment Income and Expenses

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Funds are informed after the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. At December 31, 2018, expenses include $3,440,233 and $198,624 of borrowing expenses on securities sold short for TMF and EDF respectively.  At December 31, 2018, expenses included $3,330 of borrowing expenses on reverse repurchase agreements for CEF.

P.	Counterparty Risk

The Funds help manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)
resources to honor their obligations. The Adviser considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Funds includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Funds includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. The counterparty risk for reverse repurchase agreements is failure of a counterparty to return the security and any net unrealized appreciation.  The Fund may also have difficulty replacing the security the counterparty failed to return. Written and purchased options sold on an exchange expose the Funds to counterparty risk; however, the exchange’s clearinghouse guarantees the options against default.  Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

Q.	The Right to Offset

Financial assets and liabilities, as well as cash collateral received by the Funds’ counterparties and posted are offset by the respective counterparty, and the net amount is reported in the Statements of Assets and Liabilities when the Funds believe there exists a legally enforceable right to offset the recognized amounts.

R.	Derivatives

The Funds may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Funds’ respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Funds and may produce significant losses.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ Statements of Assets and Liabilities and Statements of Operations. For the year ended December 31, 2018, each Fund’s monthly average quantity and notional value are described below:

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Merger Fund
	Monthly Average		Monthly Average
	Quantity		Notional Value
Purchased Option Contracts	35,617		$337,564,233
Written Option Contracts	40,421		$343,857,648
Forward Currency Exchange Contracts	9		$203,921,759
Long Total Return Swap Contracts	13,875,264		$254,770,392
Short Total Return Swap Contracts	4,676,305		$66,055,368

WCM Alternatives: Event-Driven Fund
	Monthly Average		Monthly Average
	Quantity		Notional Value
Purchased Option Contracts	7,174		$41,347,241
Written Option Contracts	6,488		$35,321,970
Forward Currency Exchange Contracts	8		$13,460,750
Long Total Return Swap Contracts	1,960,306		$70,526,243
Short Total Return Swap Contracts	376,890		$15,794,498

WCM Alternatives: Credit Event Fund
	Monthly Average		Monthly Average
	Quantity		Notional Value
Long Total Return Swap Contracts	68,743	(a)	$655,813	(a)

(a)	Positions were open ten months during the reporting period.

Statements of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2018 are described below:

	Asset Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Purchased Option Contracts	Investments	$12,694,307
Swap Contracts	Receivables	9,638,033
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	864,485
Total		$23,196,825

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Purchased Option Contracts	Investments	$1,807,750
Swap Contracts	Receivables	1,653,984
Foreign Exchange Contracts:
Forward Currency Exchange Contracts	Receivables	115,492
Total		$3,577,226

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Liability Derivatives
	Statements of Assets
Derivatives	and Liabilities Location	Fair Value
The Merger Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$3,265,791
Swap Contracts	Payables	14,656
Total		$3,280,447

WCM Alternatives: Event-Driven Fund
Equity Contracts:
Written Option Contracts	Written Option Contracts	$296,486
Total		$296,486

WCM Alternatives: Credit Event Fund
Equity Contracts:
Swap Contracts	Payables	$95,058
Total		$95,058

Statements of Operations
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2018 are described below:

Amount of Realized Gain (Loss) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$3,700,037	$7,154,341	$—	$99,914,456	$110,768,834
Foreign Exchange
Contracts	—	—	8,268,399	—	8,268,399
Total	$3,700,037	$7,154,341	$8,268,399	$99,914,456	$119,037,233

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$(534,697)	$2,527,538	$—	$(786,412)	$1,206,429
Foreign Exchange
Contracts	—	—	443,110	—	443,110
Total	$(534,697)	$2,527,538	$443,110	$(786,412)	$1,649,539

WCM Alternatives:
Credit Event Fund
Equity Contracts				$15,279	$15,279
Total				$15,279	$15,279

*	The amounts disclosed are included in the realized gain (loss) on investments.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives

			Forward
	Purchased	Written	Currency
	Option	Option	Exchange	Swap
Derivatives	Contracts*	Contracts	Contracts	Contracts	Total
The Merger Fund
Equity Contracts	$3,317,581	$7,173,274	$—	$(17,129,011)	$(6,638,156)
Foreign Exchange
Contracts	—	—	4,478,093	—	4,478,093
Total	$3,317,581	$7,173,274	$4,478,093	$(17,129,011)	$(2,160,063)

WCM Alternatives:
Event-Driven Fund
Equity Contracts	$964,018	$356,956	$—	$3,677,484	$4,998,458
Foreign Exchange
Contracts	—	—	341,257	—	341,257
Total	$964,018	$356,956	$341,257	$3,677,484	$5,339,715

WCM Alternatives:
Credit Event Fund
Equity Contracts				$(95,058)	$(95,058)
Total				$(95,058)	$(95,058)

*	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

Note 3 — AGREEMENTS
The Funds’ investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement between TMF and the Adviser dated as of January 1, 2011 (the “TMF Advisory Agreement”) and pursuant to an investment advisory agreement between WCF, with respect to EDF and CEF, and the Adviser dated as of November 13, 2017 (the “EDF and CEF Advisory Agreement” and together with the TMF Advisory Agreement, the “Advisory Agreements”).

Under the terms of the TMF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of TMF’s average daily net assets.  The Adviser has agreed until April 30, 2019 to reduce its advisory fee so that the advisory fee will be: (i) 1.00% of the first $2.0 billion in average daily net assets of TMF and (ii) 0.93% on average daily net assets above $2.0 billion (the “TMF Fee Waiver Agreement”). Investment advisory fees waived by the Adviser on behalf of TMF for the year ended December 31, 2018 were $640,863.

Under the terms of the EDF and CEF Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% of EDF’s average daily net assets and 1.00% of CEF’s average daily net assets. The Adviser has contractually agreed until December 31, 2019 to waive its investment advisory fee and to reimburse EDF for other

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 3 — AGREEMENTS (continued)
ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.74% for Institutional Class shares and 1.99% for Investor Class shares (the “EDF Expense Limitation Agreement”). The Advisor has contractually agreed until December 31, 2019 to waive its investment advisory fee and to reimburse CEF for other ordinary operating expenses to the extent necessary to limit ordinary operating expenses to an amount not to exceed 1.64% for Institutional Class shares and 1.89% for Investor Class shares (the “CEF Expense Limitation Agreement”). Ordinary operating expenses exclude taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, borrowing expenses, including on securities sold short, dividend expenses on securities sold short, trading or investment expenses, acquired fund fees and expenses, and any extraordinary expenses. To the extent that the Adviser waives its investment advisory fee for EDF or CEF and/or reimburses EDF or CEF for other ordinary operating expenses, it may seek reimbursement of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or reimbursed, subject to the expense limitation in place at the time such amounts were waived or reimbursed. For the year ended December 31, 2018, the Adviser recouped $13,168 of advisory fees and other expenses to EDF and for the year ended December 31, 2018, the Adviser reimbursed $173,278 of advisory fees and other expenses to CEF.

Investment advisory fees waived and expenses reimbursed on behalf of EDF that are subject to potential recovery by the Adviser are shown in the following table by year of expiration.

WCM Alternatives: Event-Driven Fund	Year of Expiration	Potential Recovery
	12/31/2019	$5,319

WCM Alternatives: Credit Event Fund	Year of Expiration	Potential Recovery
	12/31/2020	$173,278

Each of the TMF Fee Waiver Agreement, the EDF Expense Limitation Agreement and the CEF Expense Limitation Agreement may be terminated at any time by such Fund’s Board of Trustees. Certain officers of the Funds are also officers of the Adviser. Each Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the relevant Fund’s Trustees who are not interested persons of the Adviser or such Fund or by a vote of a majority of the outstanding voting securities of such Fund.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator,

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 3 — AGREEMENTS (continued)
accountant, dividend paying agent and shareholder servicing agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST
The Board of Trustees of each Fund has the authority to issue an unlimited amount of shares of beneficial interest without par value.

Changes in shares of beneficial interest were as follows:

	Year Ended		Year Ended
The Merger Fund	December 31, 2018		December 31, 2017
Investor Class	Shares	Amount	Shares	Amount
Issued	33,197,364	$553,768,103	18,119,248	$288,451,286
Issued as reinvestment
of dividends	2,808,501	46,003,244	369,355	5,887,521
Redeemed	(31,786,636)	(526,161,249)	(44,029,590)	(700,623,902)
Net Increase (Decrease)	4,219,229	$73,610,098	(25,540,987)	$(406,285,095)

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued	43,506,112	$720,447,542	29,355,964	$464,973,363
Issued as reinvestment
of dividends	2,631,814	42,793,301	405,071	6,412,277
Redeemed	(27,148,324)	(447,283,602)	(45,478,115)	(724,231,208)
Net Increase (Decrease)	18,989,602	$315,957,241	(15,717,080)	$(252,845,568)

	Year Ended		Year Ended
WCM Alternatives:	December 31, 2018		December 31, 2017
Event-Driven Fund	Shares	Amount	Shares	Amount
Investor Class
Issued	507,188	$5,306,943	624,205	$6,279,937
Issued as reinvestment
of dividends	51,498	519,098	5,452	55,388
Redeemed	(86,753)	(909,847)	(82,371)	(840,457)
Net Increase	471,933	$4,916,194	547,286	$5,494,868

	Year Ended		Year Ended
	December 31, 2018		December 31, 2017
Institutional Class	Shares	Amount	Shares	Amount
Issued	4,957,091	$51,992,483	3,076,429	$31,012,088
Issued as reinvestment
of dividends	692,534	6,994,591	92,478	941,430
Redeemed	(1,585,769)	(16,643,231)	(5,434,615)	(54,943,305)
Net Increase (Decrease)	4,063,856	$42,343,843	(2,265,708)	$(22,989,787)

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 4 — SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended
WCM Alternatives:	December 31, 2018
Credit Event Fund	Shares	Amount
Investor Class
Issued	4,231	$42,400	*
Issued as reinvestment
of dividends	57	547
Redeemed	(258)	(2,561)
Net Increase	4,030	$40,386

	Year Ended
	December 31, 2018
Institutional Class	Shares	Amount
Issued	395,754	$3,960,131	*
Issued as reinvestment
of dividends	6,338	60,465
Redeemed	(10,005)	(99,029)
Net Increase	392,087	$3,921,567

*
The Fund received a seed investment of $2,700,000 and $10,000 within the Institutional and Investor share class, respectively, on December 29, 2017 in a non-interest bearing account. The Fund did not conduct investment activity nor incur operating expenses until January 2, 2018.

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION
TMF’s purchases and sales of securities for the year ended December 31, 2018 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $3,648,249,869 and $3,007,845,068, respectively. EDF’s purchases and sales of securities for the year ended December 31, 2018 (excluding short-term investments, short-term options, forward currency contracts, swap contracts and short positions) in the aggregate were $258,667,604 and $207,329,916, respectively. CEF’s purchases and sales of securities for the year ended December 31, 2018 (excluding short-term investments and swap contracts and reverse repurchase agreements) in the aggregate were $11,216,542 and $6,915,786, respectively.  There were no purchases or sales of long-term U.S. Government securities by the Funds.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)
At December 31, 2018, the components of accumulated earnings gains (losses) on a tax basis were as follows:

		WCM Alternatives:	WCM Alternatives:
	The Merger Fund	Event-Driven Fund	Credit Event Fund
Cost of investments*	$2,320,747,673	$121,954,901	$4,128,252
Gross unrealized appreciation	125,811,658	8,141,053	23,779
Gross unrealized depreciation	(187,950,252)	(10,569,904)	(76,882)
Net unrealized depreciation	$(62,138,594)	$(2,428,851)	$(53,103)
Undistributed ordinary income	42,262,347	2,055,265	—
Undistributed long-term capital gain	—	—	—
Total distributable earnings	$42,262,347	$2,055,265	$—
Other accumulated losses	(5,589,182)	(1,071,493)	(126,584)
Total accumulated gains (losses)	$(25,465,429)	$(1,445,079)	$(179,687)

*
Represents cost (including derivative contracts) for federal income tax purposes and differs from the cost for financial reporting purposes due to wash sales, constructive sales, PFIC mark to market, and unsettled short losses.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences are primarily related to foreign currency transactions and swap treatment. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, the following table shows the reclassifications made:

	Distributable
	Loss	Paid-in Capital
The Merger Fund	$222,089	$(222,089)
WCM Alternatives: Event-Driven Fund	$1,848	$(1,848)
WCM Alternatives: Credit Event Fund	$—	$—

The tax components of dividends paid during the year ended December 31, 2018 and the year ended December 31, 2017 were as follows:

			WCM Alternatives:		WCM Alternatives:
	The Merger Fund		Event-Driven Fund		Credit Event Fund
Investor Class	2018	2017	2018	2017	2018	2017
Ordinary Income	$48,391,719	$6,825,795	$519,098	$55,388	$547	N/A
Long-Term Capital Gains	6,684,398	—	—	—	—	N/A
Total Distributions Paid	$55,076,117	$6,825,795	$519,098	$55,388	$547	N/A

Institutional Class	2018	2017	2018	2017	2018	2017
Ordinary Income	$62,454,617	$11,286,042	$7,102,230	$941,430	$60,465	N/A
Long-Term Capital Gains	8,026,173	—	—	—	—	N/A
Total Distributions Paid	$70,480,790	$11,286,042	$7,102,230	$941,430	$60,465	N/A

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)
The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2018.

As of December 31, 2018, TMF and CEF had post-October ordinary losses of $266,156 and $53,164, respectively.  As of December 31, 2018, EDF did not have any post-October ordinary losses deferred, on a tax basis.  As of December 31, 2018, TMF had no short-term or long-term capital loss carryover.  As of December 31, 2018, EDF had $1,012,419 of short-term and no long-term capital loss carryover.  As of December 31, 2018, CEF had $73,420 of short-term and no long-term capital loss carryover.

Note 6 — DISTRIBUTION PLAN
TMF has adopted an Amended and Restated Plan of Distribution (the “TMF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to TMF’s Investor Class shares. EDF has adopted a Plan of Distribution (the “EDF Plan”) dated July 30, 2013, pursuant to Rule 12b-1 under the 1940 Act that applies to EDF’s Investor Class shares. CEF has adopted a Plan of Distribution (the “CEF Plan” and together with the TMF Plan and EDF Plan, the “Plans”) dated October 31, 2017, pursuant to Rule 12b-1 under the 1940 Act that applies to CEF’s Investor Class shares.  Under each Plan, a Fund may pay the Fund's distributor for certain of the distribution and shareholder service expenses associated with the Fund's Investor Class shares, as well as to reimburse the distributor for payments made to any broker-dealer or other financial intermediary with whom the Fund has entered into a contract to distribute the Fund's Investor Class shares, or any other qualified financial services firm, to compensate those broker-dealers, intermediaries or firms for distribution and/or shareholder-related services with respect to the Fund's Investor Class shares held or purchased by their respective customers or in connection with the purchase of the Fund's Investor Class shares attributable to their efforts. Under each Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets attributable to the respective Fund’s Investor Class shares, which may be payable as a distribution fee or a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2018, TMF incurred $2,924,173 pursuant to the TMF Plan in respect of TMF’s Investor Class shares. For the year ended December 31, 2018, EDF incurred $20,553 pursuant to the EDF Plan in respect of EDF’s Investor Class shares. For the

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 6 — DISTRIBUTION PLAN (continued)
year ended December 31, 2018, CEF incurred $66 pursuant to the CEF Plan in respect of CEF’s Investor Class shares.  Each Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the relevant Fund’s Trustees, including a majority of the non-interested Trustees, or a majority of the relevant Fund’s outstanding Investor Class shares.

Note 7 — OFFSETTING ASSETS AND LIABILITIES
Each Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow each Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)
The Merger Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts**	$1,252,590	$388,105	$864,485	$—	$—	$864,485
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	8,323,352	273,543	8,049,809	—	—	8,049,809
Swap Contracts —
JPMorgan
Chase &
Co., Inc.	1,715,744	127,520	1,588,224	—	—	1,588,224
Swap Contracts —
Goldman,
Sachs & Co.	52,995	52,995	—	—	—	—
	$11,344,681	$842,163	$10,502,518	$—	$—	$10,502,518
Liabilities:
Description
Written Option
Contracts**	$3,265,791	$—	$3,265,791	$—	$3,265,791	$—
Forward
Currency
Exchange
Contracts**	388,105	388,105	—	—	—	—
Swap Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	273,543	273,543	—	—	—	—
Swap Contracts —
JPMorgan
Chase &
Co., Inc.	127,520	127,520	—	—	—	—
Swap Contracts —
Goldman,
Sachs & Co.	67,651	52,995	14,656	—	14,656	—
	$4,122,610	$842,163	$3,280,447	$—	$3,280,447	$—

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)
WCM Alternatives: Event-Driven Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Forward
Currency
Exchange
Contracts**	$139,455	$23,963	$115,492	$—	$—	$115,492
Swap
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	684,345	321,725	362,620	—	—	362,620
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	3,616,605	2,325,241	1,291,364	—	—	1,291,364
	$4,440,405	$2,670,929	$1,769,476	$—	$—	$1,769,476
Liabilities:
Description
Written
Option
Contracts**	$296,486	$—	$296,486	$—	$296,486	$—
Forward
Currency
Exchange
Contracts**	23,963	23,963	—	—	—	—
Swap
Contracts —
Bank of America
Merrill Lynch
& Co., Inc.	321,725	321,725	—	—	—	—
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	2,325,241	2,325,241	—	—	—	—
	$2,967,415	$2,670,929	$296,486	$—	$296,486	$—

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 7 — OFFSETTING ASSETS AND LIABILITIES (continued)
WCM Alternatives: Credit Event Fund

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts not
	Gross	in the	in the	offset in the Statement
	Amounts of	Statement	Statement	of Assets and Liabilities
	Recognized	of Assets	of Assets		Collateral
	Assets/	and	and	Financial	Received/	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	$843	$843	$—	$—	$—	$—
	$843	$843	$—	$—	$—	$—
Liabilities:
Description
Swap
Contracts —
JPMorgan
Chase &
Co., Inc.	$95,901	$843	$95,058	$—	$95,058	$—
Reverse
Repurchase
Agreements —
JPMorgan
Chase &
Co., Inc.	175,104	—	175,104	175,104	—	—
	$271,005	$843	$270,162	$175,104	$95,058	$—

*	In some instances, the actual collateral received/pledged may be more than amount shown.
**	JPMorgan Chase & Co., Inc. is the counterparty for all open forward currency exchange contracts and prime broker for all written option contracts held by the Funds as of December 31, 2018.

Note 8 — ACCOUNTING PRONOUNCEMENTS
In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

The Merger Fund and Westchester Capital Funds
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2018

Note 8 — ACCOUNTING PRONOUNCEMENTS (continued)
In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of these changes and has incorporated these changes, as applicable, to the Funds’ financial statements and disclosures here and within.

Note 9 — SUBSEQUENT EVENTS
Management has evaluated events and transactions occurring after December 31, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Merger Fund and Westchester Capital Funds and Shareholders of The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of The Merger Fund, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund (the “Funds”) as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018 (for the year then ended for WCM Alternatives: Credit Event Fund), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 (for the year ended December 31, 2018 for WCM Alternatives: Credit Event Fund) and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 27, 2019

We have served as the auditor of one or more investment companies in Westchester Capital Management (or its predecessor) since 1995.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

Each year, the Board of Trustees of each of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund, The Merger Fund VL, and Westchester Capital Funds (together, the “Independent Trustees”), is required to determine whether to continue the advisory agreements for each of The Merger Fund, The Merger Fund VL, WCM Alternatives: Event-Driven Fund, and WCM Alternatives: Credit Event Fund, respectively.  In November 2018, the Board and the Independent Trustees approved the continuation of The Merger Fund’s, The Merger Fund VL’s, WCM Alternatives: Event-Driven Fund’s, and WCM Alternatives: Credit Event Fund’s (each, a “Fund” and, together, the “Funds”) advisory arrangements with Westchester Capital Management, LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period. A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. The Independent Trustees began their formal review process in the summer of 2018 by compiling a request for information that sought a wide range of information the Independent Trustees believed might be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees were assisted in compiling that information request by counsel to the Independent Trustees.

Following receipt of the Adviser’s response to their information request, the Independent Trustees evaluated all of the information available to them on a Fund-by-Fund basis, and their deliberations were made separately in respect of each Fund.  Throughout the review process, the Independent Trustees were advised by their counsel and they also discussed their obligations with respect to the continuation of the Agreements in private sessions with their counsel.  The Independent Trustees and the Board, in determining to approve the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. The following summary describes some, but not all, of the factors considered by the Board and the Independent Trustees.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
 (continued) (Unaudited)

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds. In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, information about the personnel providing investment management services to the Funds, and information regarding the terms of the Adviser’s other advisory relationships.

The Board also requested and evaluated performance and expense information for other investment companies that was compiled and presented by Broadridge Financial Solutions, Inc. (“Broadridge”). During the review process, the Board received information regarding the methodology used in compiling Broadridge’s report and the process for how each Fund’s peer group was determined. The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.  After consideration of all of the information presented to it, the Board concluded that it had received all of the information it believed was reasonably necessary to assess the terms of each Agreement and determine whether to renew each Agreement.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering whether to continue the Agreements for an additional year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser. The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds. In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser. The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the scope

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

of work required of the Adviser to perform the contracted-for and other necessary related services had expanded over time as a result of regulatory and other developments.  In this respect, the Board also considered the oversight functions performed by officers of the Funds who were supplied by and employees of the Adviser and compensated by the Adviser. The Board and the Independent Trustees also considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds. The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser was among a limited number of investment advisers with a long track record managing merger arbitrage and event-driven strategies within the context of a registered mutual fund. The Board and the Independent Trustees considered the complexity of managing the Funds’ strategies relative to other types of funds. The Board and the Independent Trustees also received and reviewed information regarding the non-portfolio management services provided to the Funds by the Adviser in support of the Funds’ operations.  The Trustees also considered the personnel who had been retained by the Adviser over recent years to maintain and potentially enhance the level of services provided to the Funds.  The Board and the Independent Trustees also considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds. The Board and the Independent Trustees reviewed information comparing the Funds’ historical performance to relevant market indices and to performance information for other investment companies with similar investment strategies over the one-, three-, five- and ten-year periods (where applicable) ended August 31, 2018.  The Board considered that The Merger Fund ranked in the first or second quartile for each of the one-, three-, and five-year periods ended August 31, 2018, and it outperformed the only other fund shown in its peer group over the ten-year period ended August 31, 2018. The Board also considered that The Merger Fund outperformed its benchmark index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2018.  The Board considered that The Merger Fund VL ranked in the first or second quartile of its peer group over the one-, three-, and five- periods ended

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

August 31, 2018 and it outperformed its only other close peer shown over the ten-year period ended August 31, 2018.  The Board also considered that The Merger Fund VL outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, over the one-, three-, five-, and ten-year periods ended August 31, 2018.  The Board also considered that WCM Alternatives: Event-Driven Fund ranked in the second quartile of its peer group for the one- and three-year periods ended August 31, 2018.  The Board also considered that WCM Alternatives: Credit Event Fund had been in operation for less than 1 year and had underperformed the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the 6-month and year-to-date periods ended September 30, 2018.  The Trustees noted that they had considered the Adviser’s explanation in respect of the performance of WCM Alternatives: Credit Event Fund and had considered that the Fund had a limited operating history.

In all of their evaluations of relative performance, the Trustees noted that the report provided by Broadridge included a relatively small number of peer funds for The Merger Fund, The Merger Fund VL and WCM Alternatives: Event-Driven Fund (the Broadridge report did not include any comparative performance information for WCM Alternatives: Credit Event Fund), especially over longer-term periods, due to the limited number of registered mutual funds pursuing merger-arbitrage and/or event-driven investment strategies.  In their evaluation of each Fund’s performance, including each Fund’s level of absolute performance over recent periods, the Trustees also considered, among other things, information the Adviser had provided regarding the market conditions affecting merger-arbitrage and event-driven strategies generally, the prevailing low interest rate environment generally, and the Funds’ historical relationship to interest rates, and that the Adviser had continued to deliver low volatility returns, with relatively low levels of correlation to the equity markets.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that they were satisfied with the nature, extent and quality of the services provided by the Adviser and that each Fund’s performance record either supported the renewal of the Agreements or was over too short of a period to cause the Trustees to conclude not to renew the Agreement.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Broadridge, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds. They considered the Funds’ advisory fees relative to their peer

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

groups. In this regard, the Independent Trustees noted that each Fund’s net advisory fees and net operating expenses, after taking into account any expense limitation arrangements or advisory fee waivers, remained competitive with its peers. The Independent Trustees noted The Merger Fund’s net advisory fees and net operating expenses (Investor Class) were at or below the median of its peer group.  The Independent Trustees also noted The Merger Fund VL’s net advisory fees and net operating expenses were at or below the median of its peer group.  The Independent Trustees noted that WCM Alternatives: Event-Driven Fund’s net advisory fees were above the median of its peer group, though in line with a number of its peers, and that although the Fund’s net operating expenses (Investor Class) were also above median, that was driven primarily by the Fund’s non-advisory fee expenses and the varying level of subsidies offered by the sponsors of the other funds in the peer group. The Independent Trustees also noted that WCM Alternatives: Credit Event Fund’s net advisory fees and net operating expenses (Institutional Class) were above at its peer group median, though each were in line with a number of its peers.

The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment strategies similar to the Funds, including where an account is subject to a performance-based fee. The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients. In this regard, the Adviser noted that the services provided to these other clients typically consist nearly exclusively or primarily of portfolio management services. The Adviser described the additional level of services provided to the Funds under the terms of the Funds’ advisory arrangements or otherwise, such as supplying Fund management, general coordination of the Funds’ other service providers, the provision of middle and back office support functions, provision of certain compliance and regulatory functions, and quarterly preparation and attendance of meetings with the Board, as well as the greater financial obligations and entrepreneurial risks the Adviser undertakes in respect of sponsoring a registered mutual fund. The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(continued) (Unaudited)

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and taxes) of the Adviser’s relationship with each Fund. The Board noted that, in reporting on its profitability, the Adviser had included an estimated expense for compensation of the Funds’ portfolio managers because the Funds’ portfolio managers are principal owners of the Adviser and do not receive a salary or bonus. The Board noted that the Adviser would have incurred significant compensation expense if it instead had to hire equivalently qualified portfolio managers to perform the services performed by the owners, which costs would significantly reduce the Adviser’s profitability.  In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise. The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information for peer advisers often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital. The Independent Trustees concluded that the Adviser’s profitability with respect to The Merger Fund may be relatively high in comparison to other mutual funds, but they noted that the Adviser was among a limited number of investment advisers with an extensive history of providing competitive merger-arbitrage portfolio management services within a registered mutual fund vehicle and that the Fund’s net advisory fees and net operating expenses remained in line with or below its close peers.

In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements) and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds. The Board and the Independent Trustees concluded within the context of their overall conclusions regarding each of the Agreements that the Adviser’s level of profitability from its relationship

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (continued) (Unaudited)

with each Fund was not excessive in light of, among other things, the Funds’ competitive advisory fees and expense ratios. The Trustees also considered that the Adviser proposed to continue the expense limitation agreements applicable to each Fund (other than The Merger Fund) and the advisory fee waiver in respect of The Merger Fund for another one-year period. The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Funds’ Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Interested Trustees

Roy Behren*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Treasurer;	2011	Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Funds’ Adviser, since
Year of Birth: 1960			2011.

Michael T. Shannon*	Co-President	Indefinite,	Co-Portfolio Manager	4	None
Westchester Capital	and	since	and Co-President of
Management, LLC	Trustee	2011	Westchester Capital
100 Summit Lake Drive			Management, LLC, the
Valhalla, NY 10595			Funds’ Adviser, since
Year of Birth: 1966			2011.

Non-Interested Trustees

Barry Hamerling	Independent	Indefinite,	Managing Partner of	4	Former
c/o Westchester	Trustee	since	Premium Ice Cream of		Trustee of
Capital		2007	America since 1995.		AXA Premier
Management, LLC			Managing Partner of		VIP Trust
100 Summit Lake Drive			B&J Freeport since
Valhalla, NY 10595			1990.
Year of Birth: 1946

Richard V. Silver	Independent	Indefinite,	Consultant with AXA	4	None
c/o Westchester	Trustee	since	Equitable Life
Capital		2013	Insurance Company
Management, LLC			from May 2012 to
100 Summit Lake Drive			April 2013.
Valhalla, NY 10595
Year of Birth: 1955

Christianna Wood	Independent	Indefinite,	Chief Executive Officer	4	Director of
c/o Westchester	Trustee	since	and President of Gore		H&R Block
Capital		2013	Creek Capital, Ltd.		Corporation;
Management, LLC			since August 2009.		Director of
100 Summit Lake Drive					Grange
Valhalla, NY 10595					Insurance;
Year of Birth: 1959					Trustee of
					Delaware
					Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (continued)

				# of	Other
		Term of		Portfolios	Directorships
		Office		in Fund	Held by
		and	Principal	Complex	Trustee
Name,	Position(s)	Length	Occupation(s)	Overseen	During
Address and	Held with	of Time	During the	by	the Past
Year of Birth	the Fund	Served	Past Five Years	Trustee**	Five Years
Officers

Bruce Rubin	Vice	One-year	Chief Operating	N/A	N/A
Westchester Capital	President,	terms,	Officer of Westchester
Management, LLC	Chief	since	Capital Management,
100 Summit Lake Drive	Compliance	2010	LLC, the Funds’ Adviser,
Valhalla, NY 10595	Officer and		since 2010.
Year of Birth: 1959	Anti-Money
Laundering
Compliance
Officer

Abraham R. Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		terms,	Westchester Capital
Management, LLC		since	Management, LLC, the
100 Summit Lake Drive		2012	Funds’ Adviser, since
Valhalla, NY 10595			2011.
Year of Birth: 1975

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or of the Adviser. Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Funds’ investment adviser, Westchester Capital Management, LLC, and because they are officers of the Funds.

**	The fund complex consists of the TMF, The Merger Fund VL, EDF and CEF.

ADDITIONAL INFORMATION (Unaudited)

For the fiscal year ended December 31, 2018, certain dividends paid by TMF may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income for the fiscal year ended December 31, 2018 was 43.27% for TMF and 14.23% for EDF and 8.47% for CEF.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2018 was 34.52% for TMF and 9.06% for EDF and 8.37% for CEF.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2018 was 68.78% for TMF and 23.45% for EDF and 0.00% for CEF.

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds generally vote proxies relating to portfolio securities may be obtained without charge by calling the Funds’ Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019).  The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov. Once filed, the most recent Form N-Q (or Form N-PORT) will also be available without charge, upon request, by calling 1-800-343-8959.

The Merger Fund and Westchester Capital Funds
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your non- public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non- affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.westchestercapitalfunds.com

Administrator, Transfer Agent, Accountant,
Dividend Paying Agent and Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Distributor
Compass Distributors, LLC
Three Canal Plaza, 3rd Floor
Portland, ME 04101

Trustees
Roy Behren
Michael T. Shannon
Barry Hamerling
Richard V. Silver
Christianna Wood

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY  10017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith. The registrant also undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling and Christianna Wood are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, PricewaterhouseCoopers LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$107,750	$107,750
Audit-Related Fees	$ -	$ -
Tax Fees	$12,605	$12,605
All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-Presidents/Chief Executive Officers and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.  Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title)*   /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date  3/8/2019

By (Signature and Title)*   /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date  3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Michael T. Shannon
Michael T. Shannon, Co-President

Date   3/8/2019

By (Signature and Title)*   /s/ Roy Behren
Roy Behren, Co-President and Treasurer

Date   3/8/2019

* Print the name and title of each signing officer under his or her signature.